                                                                   EXHIBIT 10.1

                                   AGREEMENT

This Agreement is entered into between Motorola, Inc., by and through its Pan American Cellular Subscriber Group, having a place of business at 600 North U.S. Highway 45, Libertyville, Illinois 60048-1286 (hereinafter "Seller" or "MOTOROLA") and CellStar, Ltd., with a place of business at 1730 Briercroft Drive, Carrollton, Texas 75006 (hereinafter "Buyer").

Buyer agrees to purchase and Seller agrees to sell [REDACTED] cellular subscriber units (hereinafter "Products") over a term beginning January 1, 1997 and ending December 31, 1997 ("Initial Term"), under the terms and Conditions set forth in this Agreement including the following attachments:

         o  Attachment A - Products and Prices
         o  Attachment B - Terms and Conditions
         o  Attachment C - Supplemental Terms and Conditions
         o  Attachment D - Limited Warranty
         o  Attachment E - CellStar Authorized Markets

Premier Line and Signature Line cellular subscriber units may only be purchased by Buyer under terms contained in a separate written agreement with Motorola applicable to those products.

Buyer also agrees to purchase and Seller agrees to sell cellular subscriber accessories (hereinafter "Accessories") during the Initial Term under the terms and conditions set forth in the following attachment:

         o  Attachment F - Accessories Program.

This Agreement constitutes the entire and final expression of agreement between the parties pertaining to the subject matter hereof and supersedes all other communications between the parties.

Unless this Agreement is superseded by a new agreement, or otherwise terminated pursuant to the terms contained herein, this Agreement will continue in effect beyond its initial term until terminated by either party upon thirty (30) days' prior written notice.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives effective as of January 1, 1997.


MOTOROLA, INC.                                    CELLSTAR LTD.

/s/  FRANK WAPOLE                                 By: National Auto Center, Inc.
-----------------------------------               General Partner
Frank Wapole
Corporate Vice President and
General Manager
Pan American Cellular Subscriber Group
DATE:  7-22-97
     ---------------------------

/s/  SUZETTE STEIGER                              /s/  ALAN H. GOLDFIELD
---------------------------                       ---------------------------
Suzette Steiger                                   Alan H. Goldfield
Corporate Vice President & Assistant              Chairman of the Board and CEO
General Manager
Pan American Cellular Subscriber Group
DATE:  7/22/97                                    DATE: July 8, 1997
     ---------------------------                       ----------------------

Distributor                Business Confidential Proprietary            Rev. 6.4
                                Do Not Copy or Reproduce                   Cover


THIS AGREEMENT HAS CONFIDENTIAL PORTIONS OMITTED, WHICH PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS AGREEMENT BY "[REDACTED]"

          Confidential Business Information - Do Not copy or reproduce

                           AMENDMENT TO THE AGREEMENT
                         BETWEEN MOTOROLA AND CELLSTAR
                             ATTACHMENT A- PRICING
                         WIRELINE PRODUCT DISTRIBUTION
                             Effective May 5, 1997

                                                                     INVOICE
PORTFOLIO PRODUCTS                MODEL       INCLUDES                PRICE
------------------                -----       --------                -----
POWER PAK 1500                    19133WAJS  3 YR WARRANTY          [REDACTED]
(WITHOUT BATTERY)


POWER PAK 1500                    19145WAJD  3 YR WARRANTY
(WITH BATTERY)                               BATTERY & CHGR. KIT


2900 MOBILE TELEPHONE             19402WAMS  3 YR WARRANTY
                                             FULL DUPLEX
                                             HANDS FREE


2900 ATTACHE                      19413WAAB  3 YR WARRANTY
(WITHOUT BATTERY)


2900 ATTACHE                      19412WAAS  3 YR WARRANTY
(WITH BATTERY)                               BATTERY AND CHARGER


2900 CARRY PHONE                  19414WALS  3 YR WARRANTY
(WITH BATTERY)                               BATTERY AND CHARGER


2900 CARRY PHONE                  19415WALB  3 YR WARRANTY
(WITHOUT BATTERY)


CLASSIC II                        89011WNCB  1 YR WARRANTY
                                             STANDARD BATTERY


ULTRA CLASSIC II                  89013WNUB  1 YR WARRANTY
BASE MODEL                                   STANDARD BATTERY


DPC 550 Travel Pak                34006WARE  1 YR WARRANTY
                                             CHARGING TRANSFORMER
                                             & TALKPAK BATT.


DPC 550                           34013WARS  1 YR WARRANTY
                                             SLOW DESK CHARGER
                                             & TALKPAK BATT.


Contour                           34068WANB  1 YR WARRANTY
                                             CHARGING TRANSFORMER
                                             & TALKPAK BATT.

----------
"[REDACTED]" indicates confidential portions omitted and filed separately with the Commission.

          Confidential Business Information - Do Not copy or reproduce

                           AMENDMENT TO THE AGREEMENT
                         BETWEEN MOTOROLA AND CELLSTAR
                             ATTACHMENT A- PRICING
                         WIRELINE PRODUCT DISTRIBUTION
                             Effective May 5, 1997

                                                                      INVOICE
PREMIER PRODUCTS                       MODEL       INCLUDES            PRICE
------------------                     -----       --------            -----
Populous               Generic         99901SACP  1 YR WARRANTY          [REDACTED]
   Co-branded(minimum 600 units/order) 99907SACP  CHARGING TRANSFORMER
                                                  & NiCd Battery Pak


Profile 300                            34146WAKE  1 YR WARRANTY
                                                  CHARGING TRANSFORMER
                                                  & Std. Slim NiMH
                                                  Battery


DPC 650                                34103WADP  1 YR WARRANTY
                                                  SLOW DESK CHARGER &
                                                  NiMH BATT.


Profile 500                            34151WAKE  1 YR WARRANTY
                                                  Overnight charger &
                                                  Std. Slim NiMH Battery


MICRO T*A*C LITE(TM) II                34032WAHB  1 YR WARRANTY
ENTRY PAK                                         DESKTOP OVERNIGHT
                                                  CHARGER & NiMH BATT.


MICRO T*A*C LITE(TM) II                34041WAHP  3 YR WARRANTY
PRO PAK INCL. VIBRACALL                           DESKTOP RAPID CHARGER
                                                  & NiMH SLIM BATT.


Profile 700                            76753WNXE  1 YR WARRANTY
ENTRY PAK INCL. VIBRACALL                         NiMH BATTERY
                                                  CHARGING TRANSFORMER


MICRO T*A*C ELITE(TM)                  76730WNXE  1 YR WARRANTY
ENTRY PAK INCL. VIBRACALL                         ANSWERING MACHINE
                                                  SLIM NiMH BATTERY
                                                  CHARGING TRANSFORMER


MICRO T*A*C ELITE(TM)                  76469WNXP  3 YR WARRANTY
PRO PAK INCL. VIBRACALL                           ANSWERING MACHINE
                                                  SLIM Li ION BATTERY
                                                  DUAL POCKET EP CHARGER
                                                  & TRANSFORMER


StarTAC(TM) 6000c           CHARCOAL:  80029WNBL  1 YR WARRANTY
Wearable Cellular Telephone   SUNSET:  80030WNBL  STD MAIN NiMH
PRO PAK                                           BATTERY
                                                  EP(TM) POWER SUPPLY
                                                  HOLSTER

---------------------
"[REDACTED]" indicates confidential portions omitted and filed separately with the Commission.

          Confidential Business Information - Do Not copy or reproduce

                           AMENDMENT TO THE AGREEMENT
                         BETWEEN MOTOROLA AND CELLSTAR
                             ATTACHMENT A- PRICING
                         WIRELINE PRODUCT DISTRIBUTION
                             Effective May 5, 1997

                                                                        INVOICE
SIGNATURE PRODUCTS                     MODEL       INCLUDES              PRICE
------------------                     -----       --------              -----
MICRO T*A*C ELITE(TM)                  76863WNXE  1 YR WARRANTY          [REDACTED]
ENTRY PAK INCL. VIBRACALL                         ANSWERING  MACHINE
                                                  Li ION BATTERY
                                                  CHARGING TRANSFORMER


MICRO T*A*C ELITE(TM)                  76867WNXP  3 YR WARRANTY
PRO PAK INCL. VIBRACALL                           ANSWERING MACHINE
                                                  EXTENDED TALK Li
                                                  ION BATTERY
                                                  DUAL POCKET EP CHARGER
                                                  & TRANSFORMER


StarTAC(TM) 6500c          CHARCOAL:   80081WNBL  1 YR WARRANTY
Wearable Cellular Telephone  SUNSET:   80082WNBL  STD MAIN NiMH BATTERY
PRO PAK INCL. VIBRACALL                           EP(TM) POWER SUPPLY
                                                  HOLSTER


StarTAC(TM) 8500ex         CHARCOAL:   8007lWNBP  3 YR WARRANTY
Wearable Cellular Telephone  SUNSET:   80072WNBP  SLIM MAIN Li
PRO PAK INCL. VIBRACALL                           ION BATTERY
                                                  EP(TM) POWER SUPPLY
                                                  HOLSTER
                                                  VIDEO


StarTAC(TM) 8600           CHARCOAL:   80101WNBP  3 YR WARRANTY
Wearable Cellular Telephone  SUNSET:   80102WNBP  SLIM MAIN Li ION
PRO PAK INCL. VIBRACALL                           BATTERY
                                                  SLIM AUXILIARY Li
                                                  ION BATTERY
                                                  DESKTOP CHARGER &
                                                  EP(TM) POWER SUPPLY
                                                  HOLSTER
                                                  VIDEO

---------------------
"[REDACTED]" indicates confidential portions omitted and filed separately with the Commission.

          Confidential Business Information - Do Not copy or reproduce

                           AMENDMENT TO THE AGREEMENT
                         BETWEEN MOTOROLA AND CELLSTAR
                             ATTACHMENT A- PRICING
                         WIRELINE PRODUCT DISTRIBUTION
                             Effective May 5, 1997

PORTFOLIO PRODUCTS                   MODEL                  REBATE
------------------                   -----                  ------
POWER PAK 1500                     19133WAJS              [REDACTED]
(WITHOUT BATTERY)


POWER PAK 1500                     19145WAJD
(WITH BATTERY)


2900 MOBILE TELEPHONE              19402WAMS


2900 ATTACHE                       19413WAAB
(WITHOUT BATTERY)


2900 ATTACHE                       19412WAAS
(WITH BATTERY)


2900 CARRY PHONE                   19414WALS
(WITH BATTERY)


2900 CARRY PHONE                   19415WALB
(WITHOUT BATTERY)


CLASSIC II                         89011WNCB


ULTRA CLASSIC II                   89013WNUB
BASE MODEL


DPC 550 Travel Pak                 34006WARE


DPC 550                            34013WARS


Contour                            34068WANB

----------
"[REDACTED]" indicates confidential portions omitted and filed separately with the Commission.

          Confidential Business Information - Do Not copy or reproduce

                           AMENDMENT TO THE AGREEMENT
                         BETWEEN MOTOROLA AND CELLSTAR
                             ATTACHMENT A- PRICING
                         WIRELINE PRODUCT DISTRIBUTION
                             Effective May 5, 1997

PREMIER PRODUCTS                               MODEL                REBATE
------------------                             -----                ------
Populous             Generic                 99901SACP              [REDACTED]
   Co-branded(minimum 600 units/order)       99907SACP


Profile 300                                  34146WAKE


DPC 650                                      34103WADP


Profile 500                                  34151WAKE


MICRO T*A*C LITE(TM) II                      34032WAHB
ENTRY PAK


MICRO T*A*C LITE(TM) II                      34041WAHP
PRO PAK INCL. VIBRACALL


Profile 700                                  76753WNXE
ENTRY PAK INCL. VIBRACALL


MICRO T*A*C ELITE(TM)                        76730WNXE
ENTRY PAK INCL. VIBRACALL


MICRO T*A*C ELITE(TM)                        76469WNXP
PRO PAK INCL. VIBRACALL


StarTAC(TM) 6000c            CHARCOAL:       80029WNBL
Wearable Cellular Telephone    SUNSET:       80030WNBL
PRO PAK

---------------------
"[REDACTED]" indicates confidential portions omitted and filed separately with the Commission.

          Confidential Business Information - Do Not copy or reproduce

                           AMENDMENT TO THE AGREEMENT
                         BETWEEN MOTOROLA AND CELLSTAR
                             ATTACHMENT A- PRICING
                         WIRELINE PRODUCT DISTRIBUTION
                             Effective May 5, 1997

SIGNATURE PRODUCTS                             MODEL                REBATE
------------------                             -----                ------
MICRO T*A*C ELITE(TM)                        76863WNXE              [REDACTED]
ENTRY PAK INCL. VIBRACALL


MICRO T*A*C ELITE(TM)                        76867WNXP
PRO PAK INCL. VIBRACALL


StarTAC(TM) 6500c            CHARCOAL:       80081WNBL
Wearable Cellular Telephone    SUNSET:       80082WNBL
PRO PAK INCL. VIBRACALL


StarTAC(TM) 8500ex           CHARCOAL:       80071WNBP
Wearable Cellular Telephone    SUNSET:       80072WNBP
PRO PAK INCL. VIBRACALL


StarTAC(TM) 8600             CHARCOAL:       80101WNBP
Wearable Cellular Telephone    SUNSET:       80102WNBP
PRO PAK INCL. VIBRACALL

---------------------
"[REDACTED]" indicates confidential portions omitted and filed separately with the Commission.

          Confidential Business Information - Do Not copy or reproduce

                           AMENDMENT TO THE AGREEMENT
                         BETWEEN MOTOROLA AND CELLSTAR
                             ATTACHMENT A- PRICING
                       NON-WIRELINE PRODUCT DISTRIBUTION
                             Effective May 5, 1997

                                                                      INVOICE
PORTFOLIO PRODUCTS                     MODEL       INCLUDES            PRICE
------------------                     -----       --------            -----
POWER PAK 150                          19134NAJS  3 YR WARRANTY          [REDACTED]
(WITHOUT BATTERY)


POWER PAK 150                          19146NAJD  3 YR WARRANTY
(WITH BATTERY)                                    BATTERY & CHARGER KIT


TX400 MOBILE TELEPHONE                 19403NAMS  3 YR WARRANTY
                                                  FULL DUPLEX
                                                  HANDS FREE


TX400 ATTACHE                          19417NAAB  3 YR WARRANTY
(WITHOUT BATTERY)


TX400 ATTACHE                          19416NAAS  3 YR WARRANTY
(WITH BATTERY)                                    BATTERY & CHARGER KIT


TX400 CARRY PHONE                      19420NALS  3 YR WARRANTY
(WITH BATTERY)                                    BATTERY & CHARGER KIT


TX400 CARRY PHONE                      19421NALB  3 YR WARRANTY
(WITHOUT BATTERY)


CLASSIC II                             89087NACB  1 YR WARRANTY
                                                  STANDARD BATTERY


ULTRA CLASSIC II                       89088NAUB  1 YR WARRANTY
BASE MODEL                                        STANDARD BATTERY


DPC-550 Travel Pak                     34007NARE  1 YR WARRANTY
                                                  CHARGING TRANSFORMER &
                                                  TALK PAK BATT.


DPC-550                                34014NARS  1 YR WARRANTY
                                                  SLOW CHARGER & TALK
                                                  PAK BATT.


Courier                                34069NANB  1 YR WARRANTY
                                                  CHARGING TRANSFORMER &
                                                  TALK PAK BATT.

---------------------
"[REDACTED]" indicates confidential portions omitted and filed separately with the Commission.

         Confidential Business Information - Do Not copy or reproduce

                          AMENDMENT TO THE AGREEMENT
                        BETWEEN MOTOROLA AND CELLSTAR
                            ATTACHMENT A- PRICING
                      NON-WIRELINE PRODUCT DISTRIBUTION
                            Effective May 5, 1997

                                                                          INVOICE
PREMIER PRODUCTS                       MODEL       INCLUDES                PRICE
----------------                       -----       --------                -----
Populous                     Generic   99901SACP  1 YR WARRANTY          [REDACTED]
  Co-branded(minimum 600 units/order)  99907SACP  CHARGING TRANSFORMER
                                                  & NiCd Battery Pak


Profile 300                            34147NAKE  1 YR WARRANTY
                                                  CHARGING TRANSFORMER
                                                  & Std. Slim NiMH
                                                  Battery


Piper                                  34104NADP  1 YR WARRANTY
                                                  SLOW DESK CHARGER &
                                                  NiMH BATT.


Profile 500                            34152NAKE  1 YR WARRANTY
                                                  Overnight charger &
                                                  Std. Slim NiMH Battery


MICRO T*A*C LITE(TM) XL                34033NAHB  1 YR WARRANTY
ENTRY PAK                                         DESKTOP OVERNIGHT
                                                  CHARGER & NiMH BATT.


MICRO T*A*C LITE(TM) XL                34042NAHP  3 YR WARRANTY
PRO PAK INCL. VIBRACALL                           NiMH SLIM BATTERY &
                                                  DeskTop Rapid Charger


Profile 700                            76754NAXE  1 YR WARRANTY
ENTRY PAK INCL. VIBRACALL                         NiMH BATTERY
                                                  CHARGING TRANSFORMER


MICRO T*A*C ELITE(TM)                  76731NAXE  1 YR WARRANTY
ENTRY PAK INCL. VIBRACALL                         ANSWERING MACHINE
                                                  SLIM NiMH BATTERY
                                                  CHARGING TRANSFORMER


MICRO T*A*C ELITE(TM)                  76471NAXP  3 YR WARRANTY
PRO PAK INCL. VIBRACALL                           ANSWERING MACHINE
                                                  SLIM Li ION BATTERY
                                                  DUAL POCKET EP CHARGER
                                                  & TRANSFORMER


StarTAC(TM) 6000c             STEEL:   80033NABL  1 YR WARRANTY
Wearable Cellular Telephone    BLUE:   80035NABL  STD MAIN NiMH BATTERY
PRO PAK                                           EP(TM) POWER SUPPLY
                                                  HOLSTER


--------------
"[REDACTED]" indicates confidential portions omitted and filed separately with the Commission.

         Confidential Business Information - Do Not copy or reproduce

                          AMENDMENT TO THE AGREEMENT
                        BETWEEN MOTOROLA AND CELLSTAR
                            ATTACHMENT A- PRICING
                      NON-WIRELINE PRODUCT DISTRIBUTION
                           Effective May 5, 1997

                                                                         INVOICE
SIGNATURE PRODUCTS                     MODEL       INCLUDES               PRICE
------------------                     -----       --------               -----
MICRO T*A*C ELITE(TM)                  76864NAXE  1 YR WARRANTY          [REDACTED]
ENTRY PAK INCL. VIBRACALL                         ANSWERING MACHINE
                                                  Li ION BATTERY
                                                  CHARGING TRANSFORMER


MICRO T*A*C ELITE(TM)                  76868NAXP  3 YR WARRANTY
PRO PAK INCL. VIBRACALL                           ANSWERING MACHINE
                                                  EXTENDED TALK Li ION
                                                  BATTERY DUAL POCKET
                                                  EP CHARGER &
                                                  TRANSFORMER


StarTAC(TM) 6500c             STEEL:   80086NNBL  1 YR WARRANTY
Wearable Cellular Telephone    BLUE:   80088NNBL  STD MAIN NiMH BATTERY
PRO PAK INCL. VIBRACALL                           EP(TM) POWER SUPPLY
                                                  HOLSTER


StarTAC(TM) 8500ex            STEEL:   80073NABP  3 YR WARRANTY
Wearable Cellular Telephone    BLUE:   80077NABP  SLIM MAIN Li ION
PRO PAK INCL. VIBRACALL                           BATTERY SLIM
                                                  AUXILIARY Li ION
                                                  BATTERY EP(TM) POWER
                                                  SUPPLY HOLSTER
                                                  VIDEO


StarTAC(TM) 8600              STEEL:   80106NNBP  3 YR WARRANTY
Wearable Cellular Telephone    BLUE:   80108NNBP  SLIM MAIN Li ION
PRO PAK INCL. VIBRACALL                           BATTERY SLIM
                                                  AUXILIARY Li ION
                                                  BATTERY DESKTOP
                                                  CHARGER & EP(TM) POWER
                                                  SUPPLY HOLSTER
                                                  VIDEO

----------
"[REDACTED]" indicates confidential portions omitted and filed separately with the Commission.

         Confidential Business Information - Do Not copy or reproduce

                          AMENDMENT TO THE AGREEMENT
                        BETWEEN MOTOROLA AND CELLSTAR
                            ATTACHMENT A- PRICING
                      NON-WIRELINE PRODUCT DISTRIBUTION
                             Effective May 5,1997

PORTFOLIO PRODUCTS                             MODEL                 REBATE
------------------                             -----                 ------
POWER PAK 150                                19134NAJS              [REDACTED]
(WITHOUT BATTERY)


POWER PAK 150                                19146NAJD
(WITH BATTERY)


TX400 MOBILE TELEPHONE                       19403NAMS


TX400 ATTACHE                                19417NAAB
(WITHOUT BATTERY)


TX400 ATTACHE                                19416NAAS
(WITH BATTERY)


TX400 CARRY PHONE                            19420NALS
(WITH BATTERY)


TX400 CARRY PHONE                            19421NALB
(WITHOUT BATTERY)


CLASSIC II                                   89087NACB


ULTRA CLASSIC II                             89088NAUB
BASE MODEL


DPC-550 Travel Pak                           34007NARE

DPC-550                                      34014NARS


Courier                                      34069NANB

----------
"[REDACTED]" indicates confidential portions omitted and filed separately with the Commission.

         Confidential Business Information - Do Not copy or reproduce

                          AMENDMENT TO THE AGREEMENT
                        BETWEEN MOTOROLA AND CELLSTAR
                            ATTACHMENT A- PRICING
                      NON-WIRELINE PRODUCT DISTRIBUTION
                              Effective May 5, 1997

PREMIER PRODUCTS                               MODEL                REBATE
----------------                               -----                ------
Populous                     Generic         99901SACP               [REDACTED]
  Co-branded(minimum 600 units/order)        99907SACP


Profile 300                                  34147NAKE


Piper                                        34104NADP


Profile 500                                  34152NAKE


MICRO T*A*C LITE(TM) XL                      34033NAHB
ENTRY PAK


MICRO T*A*C LITE(TM) XL                      34042NAHP
PRO PAK INCL. VIBRACALL


Profile 700                                  76754NAXE
ENTRY PAK INCL. VIBRACALL


MICRO T*A*C ELITE(TM)                        76731NAXE
ENTRY PAK INCL. VIBRACALL


MICRO T*A*C ELITE(TM)                        76471NAXP
PRO PAK INCL. VIBRACALL


StarTAC(TM) 6000c             STEEL:         80033NABL
Wearable Cellular Telephone    BLUE:         80035NABL
PROPAK

---------------------
"[REDACTED]" indicates confidential portions omitted and filed separately with the Commission.

         Confidential Business Information - Do Not copy or reproduce

                          AMENDMENT TO THE AGREEMENT
                        BETWEEN MOTOROLA AND CELLSTAR
                            ATTACHMENT A- PRICING
                      NON-WIRELINE PRODUCT DISTRIBUTION
                             Effective May 5,1997

SIGNATURE PRODUCTS                             MODEL                REBATE
------------------                             -----                ------
MICRO T*A*C ELITE(TM)                        76864NAXE              [REDACTED]
ENTRY PAK INCL. VIBRACALL


MICRO T*A*C ELITE(TM)                        76868NAXP
PRO PAK INCL. VIBRACALL


StarTAC(TM) 6500c             STEEL:         80086NNBL
Wearable Cellular Telephone    BLUE:         80088NNBL
PRO PAK INCL. VIBRACALL


StarTAC(TM) 8500ex            STEEL:         80073NABP
Wearable Cellular Telephone    BLUE:         80077NABP
PRO PAK INCL. VIBRACALL


StarTAC(TM) 8600              STEEL:         80106NNBP
Wearable Cellular Telephone    BLUE:         80108NNBP
PRO PAK INCL. VIBRACALL

---------------------
"[REDACTED]" indicates confidential portions omitted and filed separately with the Commission.

                                 CELLSTAR LTD.
                                  ATTACHMENT B
                              TERMS AND CONDITIONS



1. Contract prices are based on a firm commitment by Buyer to take delivery of the agreed quantity of Products during the Initial Term. Products may be aggregated to reach the contract volume commitment. If Buyer takes delivery of less than the committed quantity during the Initial Term, a volume shortfall adjustment will be calculated and billed to Buyer based on unit shipment shortfall from the committed quantity during the Initial Term. The charge per unit short will be [REDACTED] for up to [REDACTED] units short, [REDACTED] for more than [REDACTED] units and up to [REDACTED] units short, and [REDACTED] for more than [REDACTED] units short of the committed quantity. [REDACTED]

2. Motorola will issue any applicable rebates promptly after the month in which the Products were delivered and after Product payment is received, in the form of a credit memo that may be applied to the purchase of additional Products.

3. Motorola may sell other cellular subscriber equipment to Buyer if requested. Any such sale during the term of this Agreement will be at Motorola's price, and in accordance with the terms and conditions herein unless otherwise specified by Motorola.

4. Buyer will exercise its best efforts to submit purchase orders no less than thirty (30) days prior to the requested shipment dates and acknowledges that shipment on the requested date is more likely as the lead time is increased. If Motorola accepts a purchase order requesting shipment within thirty (30) days from the date Motorola receives the order, Buyer agrees that the ordered Products will be shipped when it is practicable for Motorola to do so.

5.    Payment terms are net 30 days.

6. For applicable Products purchased under this Agreement, Motorola will make available to Buyer a cooperative promotional allowance fund. Funds available are based upon the number of applicable units purchased and the net sales prices of those units. As used in this paragraph 6, net sales price is calculated as the invoice price less any applicable rebates. Applicable Products, and the manner in which funds may be applied, are set forth in the Motorola Cellular Co-op Advertising and Promotion Plan, US Version





Distributor                Business Confidential Proprietary            Rev. 6.4
                                Do Not Copy or Reproduce                Page B-1


----------
"[REDACTED]" indicates confidential portions omitted and filed separately with the Commission.

                                 CELLSTAR LTD.
                                  ATTACHMENT B
                              TERMS AND CONDITIONS


      January 1997, incorporated herein by reference, as the same may be revised from time to time by Motorola.

7.    All orders and shipments shall be in multiples of 5 units per model.

8.    (a)    Buyer shall be a non-exclusive distributor of the Products in those geographical areas identified in Attachment E, and in any other market attachment that may later be agreed upon by the parties as an amendment to this Agreement (Buyer's "Territory").

      (b) This Agreement may be amended by adding markets to Buyer's Territory. Any such additional markets will be added by mutual agreement and will be identified in separate attachments. It is the intention of the parties that any market additions to this Agreement will have purchase volume commitments, market development funds, and other similar incentives and obligations, separate from and in addition to those incentives and requirements associated with the markets identified in Attachment E.

      (c) Any markets may be withdrawn from Buyer's Territory by Motorola on ninety (90) days advance notice to Buyer. Buyer agrees that Motorola may withdraw markets from Buyer's Territory at Motorola's discretion, with or without cause, without any liability or obligation to Buyer or its customers; provided, however, that Motorola will reimburse Buyer for a reasonable cancellation fee paid to terminate a lease commitment(s) reasonably occasioned by Buyer's obligation to sell Products in that market by this Agreement.

      (d) From time to time Motorola may request Buyer to service a certain market not on the current Attachment E for a limited period of time. The terms of any such arrangement shall be in writing and mutually agreeable to the parties.





Distributor                Business Confidential Proprietary            Rev. 6.4
                                Do Not Copy or Reproduce                Page B-2

                                CELLSTAR LTD.
                                ATTACHMENT B
                            TERMS AND CONDITIONS



      (e) Buyer's distribution of the Products is limited to Buyer's Territory. Buyer shall not transship, sell, or otherwise transfer Products outside its Territory, and Buyer shall incorporate this limitation into all of its agent and distributor equipment agreements as a condition of resale of the Products and reasonably enforce same. Sales within the Territory without transshipment is a material condition to Buyer's rights under this Agreement, and it is agreed that any direct or indirect distribution, transshipment and/or sale of Products outside the Territory by Buyer or others purchasing through Buyer shall be a material breach of this Agreement and will result in substantial damage to Motorola which will be difficult to quantify. Accordingly, in the event of such the parties agree that Motorola, in addition to any other remedies it may have under applicable law and this Agreement, may reject some or all purchase orders from Buyer for any model or models of Product, including Premier products, until Buyer can demonstrate that Buyer has instituted policies and procedures to prevent any such occurrences in the future.

9. All units will carry mutually agreed upon designated logos. Buyer will provide photographic quality artwork 30 days prior to requested ship date. Buyer represents and warrants that it has the right by way of ownership or otherwise, to use such logo and further agrees to indemnify and hold Motorola harmless for any losses, damages or other liabilities resulting from the use of the designated logo.

10.   Buyer shall provide Motorola on a quarterly basis, not less than thirty
      (30) days prior to the start of the next quarter, a continuous usage forecast for the next two (2) calendar quarters (the "Quarterly Forecast") to assist Motorola in maintaining an orderly production flow for the purpose of Buyer's delivery requirements. Buyer shall indicate the Product model number and projected purchase volume by units for each month of the quarter.

11.   Buyer shall provide Motorola on a quarterly basis, not less than thirty
      (30) days prior to the start of the next quarter, a firm processable purchase order for the first month of the Quarterly Forecast; provided, however, that a delivery(ies) scheduled in such first month may be rescheduled by Buyer into the second month on notice to Motorola not less than [REDACTED] days prior to the scheduled delivery date.





Distributor                Business Confidential Proprietary            Rev. 6.4
                                Do Not Copy or Reproduce                Page B-3

---------------------
"[REDACTED]" indicates confidential portions omitted and filed separately with the Commission.

                                 CELLSTAR LTD.
                                  ATTACHMENT B
                              TERMS AND CONDITIONS



12.   (a)        During the Initial Term of this Agreement, if Motorola reduces the price of a particular model of Product, then Buyer shall be entitled to the benefit of price protection for Eligible Units (defined below) of Products. Eligible Units are the greater of (i) all units shipped to Buyer within thirty-five (35) days prior to the new price effective date [REDACTED]

      (b) Motorola will make a price adjustment for each Eligible Unit equal to the difference between Buyer's net purchase price (invoice price less rebate and any promotional amounts) and the new net price (invoice price less rebate and any promotional amounts). Price protection will be paid as a credit against future purchases within fifteen (15) days after the end of the month of receipt of price protection claim and required documentation.

13. As a condition to the price protection described herein, Buyer shall furnish Motorola with accurate monthly reports of Buyer inventory (by major product category) of Products. Each such inventory report shall be received by your Motorola Account Executive no later than the first Thursday following the last Saturday of a calendar month and shall include all inventories maintained by Buyer and its affiliates, including inventories maintained by major agents or at drop ship distribution points. It is specifically understood that inventories maintained at Sam's Club kiosk locations shall be estimates only. If any such report is received after the applicable date listed below, the time period for shipments protected against price reductions shall be reduced by one day for each day such report is late.

14.   [REDACTED]

15. Motorola will offer its Signature Products (including the StarTAC(TM) cellular phone) to Buyer for distribution to Buyer's dealers and agents at locations pre-approved by Motorola under the terms of Motorola's Signature program in effect from time to time. Signature Products delivered to a location may not be transshipped to any other location nor offered for sale from any other location without Motorola's express prior written consent.





Distributor                Business Confidential Proprietary            Rev. 6.4
                                Do Not Copy or Reproduce                Page B-4


----------
"[REDACTED]" indicates confidential portions omitted and filed separately with the Commission.

                                 CELLSTAR LTD.
                                  ATTACHMENT C
                       SUPPLEMENTAL TERMS AND CONDITIONS




1. PRICES The prices for the Products purchased hereunder shall be as set forth in Attachment A to the Agreement.

2. ORDERS AND FORECASTS (a) Orders. All orders by Buyer shall be only upon the terms and conditions of this Agreement. The only effect of any terms and conditions in Buyer's orders or elsewhere shall be to request the time and place of delivery and number of units to be delivered, subject to Seller's acceptance, but they shall not change, alter or add to the terms and conditions of this Agreement in any other way. Seller's invoice shall also not change the terms and conditions of this Agreement. (b) Forecasts. During the term of this Agreement, Buyer shall use its best efforts to update, on a quarterly basis, a continuous usage forecast to assist Seller in maintaining an orderly production flow for the purpose of meeting Buyer's delivery requirements. Buyer's failure to provide such information may be considered cause by Seller for excusable delivery delay.

3. CANCELLATION Buyer may cancel orders placed in accordance with the terms and conditions of this Agreement upon payment of cancellation charges which shall include all costs incurred or committed for unless such costs are otherwise recoverable through the sale of the product on a timely basis. Payment shall be due within thirty (30) days of the date of invoice.
    Seller agrees to divert completed material and work in process from canceled orders to other requirements wherever possible in order to minimize cancellation charges.

4. DELIVERY AND PAYMENT (a.) All deliveries are FOB Motorola's plant. Each such delivery will be separately invoiced and payment from Buyer shall be due thirty (30) days from the date thereof without regard to other deliveries. DELIVERY DATES ARE BEST ESTIMATES ONLY. (b.) Title to the Products sold shall pass to Buyer at the FOB point.

5. FORCE MAJEURE Neither party shall be liable for any delay or failure to perform due to any cause beyond its reasonable control except the obligation to pay money when due. Causes include but are not limited to strikes, acts of God, acts of the other party, interruptions of transportation or inability to obtain necessary labor, materials or facilities, or default of any supplier, or delays in FCC frequency authorization or license grant. The delivery schedule shall be considered extended by a period of time equal to the time lost because of any excusable delay. To the extent that MOTOROLA is unable to manufacture and deliver the annual commitment, it shall be reduced on a pro-rata basis. In the event MOTOROLA is unable to wholly or partially perform for a period greater than forty-five (45) days because of any cause beyond its reasonable control, either party may terminate any delayed order without any liability.

6. WARRANTY MOTOROLA warrants the Products to the original subscriber buyers or lessees only in accordance with its Limited Warranty attached to the Agreement, or as the Limited Warranty may be revised by Motorola from time to time (to be applicable to units shipped by Motorola on or after the effective date of the revision), and makes no representation or warranty of any other kind, express or implied. EXCEPT AS OTHERWISE PROVIDED IN THE LIMITED WARRANTY, MOTOROLA SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

7. PATENT AND COPYRIGHT INDEMNIFICATION (a) MOTOROLA agrees to defend, at its expense, any suits against Buyer and third parties purchasing Motorola products from Buyer based upon a claim that any products furnished hereunder directly infringes a U.S. patent or copyright and to pay costs and damages finally awarded in any such suit, provided that MOTOROLA is notified promptly in writing of the suit and at Motorola's request and at its expense is given control of said suit and all





Distributor                Business Confidential Proprietary            Rev. 6.4
                                Do Not Copy or Reproduce                Page C-1

                                 CELLSTAR LTD.
                                  ATTACHMENT C
                       SUPPLEMENTAL TERMS AND CONDITIONS


    requested assistance for defense of same. If the use or sale of any product(s) furnished hereunder is enjoined as a result of such suit, MOTOROLA at its option and at no expense to Buyer, shall obtain for Buyer the right to use or sell said product(s) or shall substitute an equivalent product reasonably acceptable to Buyer and extend this indemnity thereto or shall accept the return of the product(s) and reimburse Buyer the purchase price therefor, less a reasonable charge for reasonable wear and tear.
    This indemnity does not extend to any suit based upon any infringement or alleged infringement of any patent or copyright by the alteration of any products furnished by MOTOROLA or by the combination of any products(s) furnished by MOTOROLA and other elements nor does it extend to any products(s) of Buyer's design or formula. The foregoing states the entire liability of MOTOROLA for patent or copyright infringement. (b) IN NO EVENT SHALL MOTOROLA BE LIABLE FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING FROM INFRINGEMENT OR ALLEGED INFRINGEMENT OF PATENTS, COPYRIGHTS, OR OTHER INTELLECTUAL PROPERTY RIGHTS.

8. LICENSE DISCLAIMER Nothing contained herein shall be deemed to grant either directly or by implication, estoppel, or otherwise, any license under any patents, copyrights, trademarks or trade secrets of MOTOROLA.

9. TAXES Except for the amount, if any, of state and local tax stated in the Agreement, the prices set forth herein are exclusive of any amount for Federal, State and/or Local excise, sales, use, property, retailer's, occupation or any other assessment in the nature of taxes however designated, on the products and/or services provided under this Agreement. If any such excluded tax, exclusive however, of any taxes measured by Seller's net income or taxes based on Seller's gross receipts or based on Seller's franchise, is determined to be applicable to this transaction or to the extent MOTOROLA is required to pay or bear the burden thereof, one hundred percent (100%) thereof shall be added to the prices set forth herein and paid by Buyer. Personal property taxes assessable on the products shall be the responsibility of Buyer. In the event Buyer claims exemption from sales, use or other such taxes under this Agreement, Buyer shall hold Motorola harmless of any subsequent assessments levied by a proper taxing authority for such taxes, including interest, penalties, and late charges.

10. TECHNICAL ASSISTANCE Motorola's warranty shall not be enlarged, and no obligation or liability shall arise out of Motorola's rendering of technical advice, facilities or service in connection with Buyer's purchase of the products furnished.

11. LIMITATION OF LIABILITY EXCEPT FOR PERSONAL INJURY, AND EXCEPT FOR PARAGRAPH 7 PATENT AND COPYRIGHT INDEMNIFICATION, MOTOROLA'S TOTAL LIABILITY, WHETHER FOR BREACH OF CONTRACT, WARRANTY, NEGLIGENCE, STRICT LIABILITY IN TORT OR OTHERWISE, IS LIMITED TO THE PRICE OF THE PARTICULAR PRODUCTS SOLD HEREUNDER WITH RESPECT TO WHICH LOSSES OR DAMAGES ARE CLAIMED. BUYER'S SOLE REMEDY IS TO REQUEST MOTOROLA AT MOTOROLA'S OPTION TO EITHER REFUND THE PURCHASE PRICE, REPAIR OR REPLACE PRODUCT(S) THAT ARE NOT AS WARRANTED. IN NO EVENT WILL MOTOROLA BE LIABLE FOR ANY LOSS OF USE, LOSS OF TIME, INCONVENIENCE, COMMERCIAL LOSS, LOST PROFITS OR SAVINGS OR OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGES TO THE FULL EXTENT SUCH MAY BE DISCLAIMED BY LAW.

12. LOGOS AND TRADEMARKS   In order that Seller may protect its trademarks,
    trade names, corporate slogans, corporate logo, goodwill and product designations, Buyer, without the express written consent of Seller, shall have no right to use any such marks, names, slogans or designations of Seller in the sales, lease or advertising of any products or on any product container, component part, business forms, sales, advertising and promotional materials or other business supplies or material, whether in writing, orally or otherwise.





Distributor                Business Confidential Proprietary            Rev. 6.4
                                Do Not Copy or Reproduce                Page C-2

                                 CELLSTAR LTD.
                                  ATTACHMENT C
                       SUPPLEMENTAL TERMS AND CONDITIONS



13. PARTY RELATIONSHIP This Agreement does not create any agency, joint venture or partnership between Buyer and Seller. Buyer shall not impose or create any obligation or responsibility, express or implied, or make any promises, representations or warranties on behalf of Seller, other than as expressly provided herein.

14. WAIVER The failure of either party to insist in any one or more instances, upon the performance of any of the terms or conditions herein or to exercise any right hereunder shall not be construed as a waiver or relinquishment of the future performance of any such terms or conditions or the future exercise of such right but the obligation of the other party with respect to such future performance shall continue in full force and effect.

15. DEFAULT In the event that either party shall be in breach or default of any of the terms or conditions of this Agreement and such breach or default shall continue for a period of thirty (30) days after the giving of written notice to the breaching party, then subject to the other terms and conditions of this Agreement, the other party, in addition to other rights and remedies it may have in law or equity, shall have the right to immediately cancel this Agreement without any charge or liability whatsoever.

16. GOVERNMENT SALES In the event that Buyer elects to sell Motorola Products or services to the U.S. Government or any state, local, or non-U.S. Government entity (including but not limited to a non-U.S. Government entity that receives funding from the U.S. Government), or to a prime contractor or other subcontractor selling to such entities, Buyer does so solely at its own option and risk. Except as Motorola expressly accepts specific terms in writing, Buyer remains exclusively responsible for compliance with all procurement laws, regulations or guidelines governing such sales and agrees not to obligate Motorola as a subcontractor or otherwise to such entities. Further, Motorola makes no representations, certifications or warranties whatsoever with respect to the ability of its Products, services, or prices to satisfy any such statutes, regulations, or guidelines.

17. DISPUTE RESOLUTION. The parties agree that any claims or disputes will be submitted to non-binding mediation prior to initiation of any formal legal process. Costs of mediation will be shared equally.

18. EDI. In order to facilitate transactions under this Agreement, the parties may electronically transmit and receive data in agreed formats in substitution for conventional paper-based documents as provided in the Electronic Data Interchange Trading Partner Agreement between the parties dated as of April 20, 1993.

19. GENERAL No alterations or modifications of this Agreement shall be binding upon either Buyer or Seller unless made in writing and signed by an authorized representative of each. If any term or condition of this Agreement shall to any extent be held by a court or other tribunal to be invalid, void or unenforceable, then that term or condition shall be inoperative and void insofar as it is in conflict with law, but the remaining rights and obligations of the parties shall be construed and enforced as if this Agreement did not contain the particular term or condition held to be invalid, void or unenforceable. No assignment of this Agreement or of any right granted herewith shall be made by Buyer without the prior written consent of MOTOROLA. This Agreement shall be governed by the laws of the State of Illinois.





Distributor                Business Confidential Proprietary            Rev. 6.4
                                Do Not Copy or Reproduce                Page C-3

                                  ATTACHMENT D

                MOTOROLA LIMITED WARRANTY FOR THE UNITED STATES
                  CELLULAR SUBSCRIBER RADIOTELEPHONE PRODUCTS

I. WHAT THIS WARRANTY COVERS AND FOR HOW LONG: MOTOROLA INC. (MOTOROLA) warrants the MOTOROLA Cellular Subscriber Radiotelephone products and accessories against defects in material and workmanship under normal use and service for a period of time specified by the product's serial number from the date of installation. (NOTE: installation, in the case of radiotelephones, accessories or batteries that are not installed in a vehicle, means the date that the product is placed into subscriber service. Installation will be deemed to be no later than thirty (30 days from date of delivery of the Product to you the owner.) The warranty time period is specified by the last digit of the mechanical serial number found on each cellular product. Products sold under this warranty may have either a "P", "Y", "A", "B", "C" or "D" or nothing in the eleventh position of the serial number. If there is no letter or an "A", the product comes with a (1) one year warranty. Products that have a "D" have a
(2) two year warranty. Products that have a "Y" or a "B" have a (3) three year warranty, and products that have a "P" or a "C" have a (5) five year warranty commencing from the date of installation. The warranty time period for radiotelephone accessories and batteries is as follows:

Transportable and Carry Phone batteries:                        1 year

Portable or Digital Personal Communicator (TM)
(DPC) telephone batteries:                                      1 year

Carrying cases                                     Defect free at time
(excluding leather briefcases):                            of shipment

Other radiotelephone accessories:                               1 year

MOTOROLA, at its option, will at no charge either repair, replace, or refund the purchase price of the Cellular Subscriber Radiotelephone Product during the warranty period, provided it is returned in accordance with the terms of this warranty to the MOTOROLA Cellular Service Center or distributor's service shop qualified by MOTOROLA. Repair, at MOTOROLA's option, may include the replacement of parts or boards with functionally equivalent reconditioned or new parts or boards. Replaced parts, accessories, batteries, or boards are warranted for the balance of the original time period. All replaced accessories, batteries, parts and cellular telephone equipment shall become the property of MOTOROLA.

II.     WARRANTY CONDITIONS:

This express limited warranty is extended by MOTOROLA to the original subscriber buyer or lessee only and is not assignable or transferrable to subsequent subscriber buyers or lessees. This is the complete warranty for Cellular Subscriber Radiotelephone Products by MOTOROLA. MOTOROLA assumes no obligation or liability for additions or modifications to this warranty unless made in writing and signed by an officer of MOTOROLA. Unless made in separate written agreement between MOTOROLA and you, MOTOROLA does not warrant the installation, maintenance or service of the equipment, accessories, batteries or parts. Portable or DPC (Nickel Cadmium) batteries are warranted only if battery capacity falls below 80% of rated capacity, or the battery develops leakage. This warranty becomes void for all types of batteries if:

a. the batteries are charged by other than MOTOROLA approved battery chargers specified for the charging of the battery.

b. any of the seals on the battery are broken or show evidence of tampering.

c. the battery is used in equipment or service other than the cellular telephone equipment for which it is specified.

MOTOROLA cannot be responsible in any way for any ancillary equipment not furnished by MOTOROLA which is attached to or used in connection with MOTOROLA's Cellular Subscriber Radiotelephone Products, or for operation of our equipment with any ancillary equipment and all such equipment is expressly excluded from this warranty. Furthermore, MOTOROLA cannot be responsible for any damage to MOTOROLA equipment resulting from the use of ancillary equipment not furnished by MOTOROLA for use with cellular subscriber equipment.

When the product is used in conjunction with ancillary or peripheral equipment not manufactured by MOTOROLA, MOTOROLA does not warrant the operation of the product/peripheral combination, and MOTOROLA will honor no warranty claim where the product is used in such a combination and it is determined by MOTOROLA that there is no fault with the MOTOROLA product. MOTOROLA specifically disclaims any responsibility for any damage caused in any way by the use of portable radiotelephone accessories and peripherals (specific examples include, but are not limited to: batteries, chargers, adapters, and power supplies) when such accessories and peripherals are not manufactured or supplied by MOTOROLA. MOTOROLA disclaims liability for range, coverage, availability, or operation of the Cellular System which is provided by the Carrier.

III.    WHAT THIS WARRANTY DOES NOT COVER:

(a) Defects or damage resulting from use of the product in other than its normal and customary manner. (b) Defects or damage from misuse, accident or neglect. (c) Defects or damage from improper testing, operation, maintenance, installation, adjustment, or any alteration or modification of any kind. (d) Breakage or damage to antennas unless caused directly by defects in material or workmanship. (e) Products disassembled or repaired in such a manner as to adversely affect performance or prevent adequate inspection and testing to verify any warranty claim. (f) Products which have had the serial number removed or made illegible. (g) Defects or damage due to spills of food or liquid. (h) Control Unit Coil Cords that are stretched or have the modular tab broken. (i) All plastic surfaces and all other externally exposed parts that are scratched or damaged due to customer normal use. (j) Leather briefcases (which are covered under separate manufacturers' warranties). (k) Products rented on a month-to-month basis. (l) The control unit keypad assembly, control unit displays, and control unit coil cords are not covered after the first year from installation.

IV.     HOW TO GET WARRANTY SERVICE:

To receive warranty service, present your equipment to the facility described below, along with your bill of sale or comparable substitute proof of sale or lease bearing the date of installation, transceiver serial number, electronic serial number, and installation facility if applicable.

Warranty service is available by returning MOTOROLA branded Radiotelephone Products to a MOTOROLA Cellular Service Center authorized in writing by a MOTOROLA Area Service Manager to perform warranty work on MOTOROLA Cellular Subscriber Radiotelephone products. A Carrier or Distributor branded Radiotelephone Produce may be returned to either (a) the specific cellular service shop qualified by MOTOROLA's Cellular Subscriber Services Department in writing and operated by or affiliated with the cellular distributor which the Distributor designates or (b) a MOTOROLA Authorized Cellular Service Center. In most cases the service shop which installed your Cellular Radiotelephone and accessories will provide warranty service. If you need additional information, contact the shop that installed your Radiotelephone, the customer service department of your cellular system operator, or MOTOROLA at the address at the bottom of this page.

In the case of vehicular installation, the vehicle in which the Radiotelephone Product is installed should be driven to the service shop, as analysis of any problem may require inspection of the entire vehicular installation. In the case of non-vehicular installation, the unit or accessories, together with any detachable parts such as antennas, battery packs, and chargers, must be delivered to a qualified MOTOROLA Cellular Service Center, or a MOTOROLA-qualified service shop, transportation and insurance prepaid. When sent or brought to the servicer, the Radiotelephone Product must be accompanied by your name, address, and telephone number, name of cellular Carrier, and a description of the problem.

V.      GENERAL PROVISIONS:

This warranty sets forth our responsibilities regarding this product. Repair, replacement or refund of the purchase price at MOTOROLA's option, is your exclusive remedy. THIS WARRANTY IS GIVEN IN LIEU OF ALL OTHER EXPRESS WARRANTIES. IMPLIED WARRANTIES, INCLUDING WITHOUT LIMITATION IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, ARE LIMITED TO THE DURATION OF THIS LIMITED WARRANTY. FURTHER, AS THE CELLULAR CARRIER IS NOT CONTROLLED BY MOTOROLA, NO WARRANTY IS MADE AS TO COVERAGE, AVAILABILITY OR GRADE OF SERVICE PROVIDED BY THE CELLULAR CARRIER. IN NO EVENT SHALL MOTOROLA BE LIABLE FOR DAMAGES IN EXCESS OF THE PURCHASE PRICE OF THE CELLULAR RADIOTELEPHONE PRODUCT, FOR ANY LOSS OF USE, LOSS OF TIME, INCONVENIENCE, COMMERCIAL LOSS, LOST PROFITS OR SAVINGS OR OTHER INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THE USE OR INABILITY TO USE SUCH PRODUCT, TO THE FULL EXTENT SUCH MAY BE DISCLAIMED BY LAW.

VI.     PATENT AND SOFTWARE PROVISIONS:

MOTOROLA will defend at its own expense, any suit brought against you to the extent that it is based on a claim that the Cellular Subscriber Radiotelephone Product parts infringes a United States patent, and MOTOROLA will pay those costs and damages finally awarded against you in any such suit which are attributable to any such claim, but such defense and payments are conditioned on the following: (i) that MOTOROLA will be notified promptly in writing by you of any notice of such claim; and (ii) that MOTOROLA will have sole control of the defense of such suit and all negotiations for its settlement or compromise; and (iii) should the Cellular Radiotelephone, accessory, battery or parts become, or in MOTOROLA's opinion be likely to become the subject of a claim of infringement of a United States patent that you will permit MOTOROLA, at its option and expense, either to procure for you the right to continue using the Cellular Radiotelephone or parts or to replace or modify the same so that it becomes non-infringing or to grant you a credit for such Cellular Radiotelephone or parts as depreciated and accept its return. The depreciation will be an equal amount per year over the lifetime of the Cellular Subscriber Radiotelephone, accessories, battery or parts as established by MOTOROLA.

MOTOROLA will have no liability to you with respect to any claim of patent infringement which is based upon the combination of the Cellular Radiotelephone or parts furnished hereunder with software, apparatus or devices not furnished by MOTOROLA, nor will MOTOROLA have any liability for the use of ancillary equipment or software not furnished by MOTOROLA which is attached to or used in connection with the Cellular Radiotelephone. The foregoing states the entire liability of MOTOROLA with respect to infringement of patents by the Cellular Radiotelephone, accessories, batteries or any parts thereof.

Laws in the United States and other countries preserve for MOTOROLA certain exclusive rights for copyrighted MOTOROLA software such as the exclusive rights to reproduce in copies and distribute copies of such MOTOROLA software. MOTOROLA software may be copied into, used in and redistributed with only the Cellular Subscriber Radiotelephone Product associated with such MOTOROLA software. No other use, including without limitation disassembly, of such MOTOROLA software or exercise of exclusive rights in such MOTOROLA software is permitted.

VII.    STATE LAW RIGHTS:

SOME STATES DO NOT ALLOW THE EXCLUSION OR LIMITATION OF INCIDENTAL OR CONSEQUENTIAL DAMAGES, OR LIMITATIONS ON HOW LONG AN IMPLIED WARRANTY LASTS SO THE ABOVE LIMITATIONS OR EXCLUSIONS MAY NOT APPLY TO YOU.

This warranty gives you specific legal rights, and you may also have other rights which vary from state to state.

MOTOROLA INC.
Cellular Subscriber Services Department
630 North U.S. Highway 45
Libertyville, IL 60048

                                  ATTACHMENT E
                          CELLSTAR AUTHORIZED MARKETS

   MARKET          STATE/CITIES            CARRIER         PRODUCT
   ------    ----------------------      -----------       -------
                       IOWA
    416      IA 5-Jackson                US Cellular          A
    417      IA 6-Iowa                     CommNET            B
    418      IA 7-Audubon                US Cellular          A
    419      IA 8-Monona                   CommNET            B
    420      IA 9-Ida                      CommNET            B
    421      IA 10-Humboldt              US Cellular          A
    422      IA 11-Hardin                US Cellular          A
    424      IA 13-Mitchell              US Cellular          A
    425      IA 14-Kossuth               US Cellular          A
    425      IA 14-Kossuth                 CommNET            B
    426      IA 15-Dicksun                 CommNET            B
    427      IA 16-Lyon                    CommNET            B

                      KANSAS
     89      Wichita                         SBMS             B
    179      Topeka                          SBMS             B
    301      Lawrence                        SBMS             B
    428      KS 1-Cheyenne                 Mercury            A
    428      KS 1-Cheyenne                  Kansas            B
    429      KS 2-Norton                   Mercury            A
    429      KS 2-Norton                    Kansas            B
    430      KS 3-Jewell                    Kansas            B
    431      KS 4-Marshall                  Kansas            B
    432      KS 5-Brown                  US Cellular          A
    432      KS 5-Brown                     Kansas            B
    433      KS 6-Wallace                  Mercury            A
    433      KS 6-Wallace                   Kansas            B
    434      KS 7-Trego                    Mercury            A
    434      KS 7-Trego                     Kansas            B
    435      KS 8-Ellsworth                 Kansas            B
    436      KS 9-Morris                    Kansas            B
    437      KS 10-Franklin                 Kansas            B
    438      KS 11-Hamilton                Mercury            A
    438      KS 11-Hamilton                 Kansas            B
    439      KS 12-Hodgeman                Mercury            A
    439      KS 12-Hodgeman                 Kansas            B
    440      KS 13-Edwards                  Kansas            B
    441      KS 14-Reno                     Kansas            B
    442      KS 15-Elk                      Kansas            A

                     KENTUCKY
     37      Louisville                      GTE              A
    116      Lexington                       GTE              A
    293      Owensboro                       GTE              B
    443      KY 1-Fulton                     GTE              B
    444      KY 2-Union                      GTE              B
    445      KY 3-Meade                   Blue Grass          B
    446      KY 4-Spencer                 Blue Grass          B
    447      KY 5-Barren                  Blue Grass          B
    448      KY 6-Madison               Cell Phone KY         B
    449      KY 7-Trimble                    GTE              A
    451      KY 9-Elliott                Appalachian          B
    452      KY 10-Powell               Kentucky Cell         B
    453      KY 11-Clay                   Litchfield          B

                    LOUISIANA
    100      Shreveport                    Century            B
    184      Houma                        Mobile Tel          B
    197      Lake Charles                  Mercury            B
    205      Alexandria                    Century            B
    219      Monroe                        Century            B
    454      LA 1-Claiborne                Century            B
    455      LA 2-Morehouse                Century            B
    456      LA 3-DeSoto                   Mercury            B
    457      LA 4-Caldwell                 Century            B
    458      LA 5-Beauregard               Mercury            B
    459      LA 6-Iberville            Iberia Cellular        A
    461      LA 8-St. James               Mobile Tel          B
    462      LA 9-Plaquemines             Mobile Tel          B

                               Page 3                              CONFIDENTIAL

                                  ATTACHMENT E
                          CELLSTAR AUTHORIZED MARKETS

   MARKET          STATE/CITIES            CARRIER         PRODUCT
   ------    ----------------------      -----------       -------
                       MAINE
    224      Bangor                      US Cellular          A
    279      Lewiston                    US Cellular          A
    463      ME 1-Oxford                 US Cellular          A
    464      ME 2-Somerset               US Cellular          A
    465      ME 3-Kennebec               US Cellular          A
    466      ME 4-Washington             US Cellular          B

                     MARYLAND
    257      Hagerstown                  US Cellular          A
    257      Hagerstown                     Dobson            B
    269      Cumberland                     Dobson            A
    269      Cumberland                  US Cellular          B
    467      MD 1-Garret                 US Cellular          B
    468      MD 2-Kent                      Dobson            A
    469      MD 3-Frederick                 Dobson            A

                  MASSACHUSETTS
     6       Boston                          SBMS             A
     55      Worcester                       SBMS             A
     63      Springfield                    BANMS             A
     63      Springfield                     SNET             B
     76      New Bedford                    BANMS             A
     76      New Bedford                     SNET             B
    213      Pittsfield                     BANMS             A
    213      Pittsfield                      SNET             B
    470      MA 1-Franklin                   SNET             B
    471      MA 2-Barnstable                 SBMS             A

                     MICHIGAN
     64      Grand Rapids                  Century            B
     78      Lansing                       Century            B
     94      Saginaw                       Century            B
    132      Kalamasoo                     Century            B
    177      Battle Creek                  Century            B
    181      Mushegon                      Century            B
    193      Benton Harbor                 Century            B
    207      Jackson                       Century            B
    472      MI 1-Gogebie                    PTI              B
    473      MI 2- Alger                     PTI              B
    474      MI 3-Emmet                    Century            B
    476      MI 5-Manistee                 Century            B
    477      MI 6-Roscommon                Century            B
    478      MI 7-Newaygo                  Century            B
    479      MI 8-Allegan                  Century            B
    480      MI 9-Cass                     Century            B

                    MINNESOTA
    198      St. Cloud                   Cell Mobile          B
    482      MN 1-Kittson               Rural Cellular        A
    483      MN 2-Lake of the Woods     Rural Cellular        B
    484      MN 3-Koochiching           Rural Cellular        B
    486      MN 5-Wilkin                Rural Cellular        B
    487      MN 6-Hubbard               Rural Cellular        B
    488      MN 7-Chippewa              Triad Cellular        A
    488      MN 7-Chippewa               Midwest Wire         B
    489      MN 8-Lac Qui Parle          Midwest Wire         A
    489      MN 8-Lac Qui Parle         Triad Cellular        B
    490      MN 9-Pipestone              Midwest Wire         A
    490      MN 9-Pipestone             Triad Cellular        B
    491      MN 10-LeSueur                 Frontier           A
    491      MN 10-LeSeur                Midwest Wire         B
    492      MN 11-Goodhue               Midwest Wire         B

                   MISSISSIPPI
    106      Jackson                       Century            A
    173      Biloxi/Gulfport               Century            A
    173      Biloxi/Gulfport              Cell South          B
    252      Pascagoula                    Century            A
    252      Pascagoula                   Cell South          B
    493      MS 1-Tunica                   Mercury            A
   493B2     MS 1-Tunica                  Cell South          B

                               Page 4                    CONFIDENTIAL

                                  ATTACHMENT E
                          CELLSTAR AUTHORIZED MARKETS

   MARKET          STATE/CITIES            CARRIER         PRODUCT
   ------    ------------------------    -----------       -------
                   MISSISSIPPI
    494      MS 2-Benton                   Century            A
    495      MS 3-Bolivar                  Mercury            A
   495B1     MS 3-Bolivar                 Cell South          B
    496      MS 4-Yalobusha                Century            A
   496B2     MS 4-Yalobusha               Cell South          B
    497      MS 5-Washington             Bay Cellular         A
   497B1     MS 5-Washington              Cell South          B
    498      MS 6-Montgomery               Century            A
   498B2     MS 6-Montgomery              Cell South          B
    499      MS 7-Leak County              Century            A
    500      MS 8-Clairborne              Cell South          B
    501      MS 9-Copiah                  Cell South          A
    502      MS 10-Smith                 Cellular XL          A
   502B1     MS 10-Smith                  Cell South          B
    503      MS 11-Lamar                 Cellular XL          A
   503B1     MS 11-Lamar                  Cell South          B

                     MISSOURI
     11      St. Louis                       SBMS             B
     24      Kansas City                     SBMS             B
    239      Joplin                      US Cellular          B
    275      St. Joseph                      SBMS             B
    278      Columbia                    US Cellular          B
    504      MO 1-Atchison               US Cellular          A
    505      MO 2-Harrison             Florida Cellular       A
    506      MO 3-Schuyler               US Cellular          A
    507      MO 4-De Kalb                US Cellular          A
    508      MO 5-Linn                   US Cellular          A
    508      MO 5-Linn                 Charlton Valley        B
    506      MO 6-Jefferson                Cell Tel           A
    509      MO 6-Jefferson              US Cellular          B
    510      MO 7-Saline                 Mid Missouri         B
    511      MO 8-Callaway                   SBMS             B
    512      MO 9-Bates                      SBMS             B

    514      MO 11-Moniteau              A1 Cell Comm         A
    514      MO 11-Moniteau                  SBMS             B
    515      MO 12-Maries                    SBMS             B
    516      MO 13-Washington            US Cellular          A
    516      MO 13-Washington                SBMS             B
    518      MO 15-Stone                 US Cellular          A
    519      MO 16-Laclede               US Cellular          A
    520      MO 17-Shannon               US Cellular          B
    521      MO 18-Perry                     SBMS             B
    522      MO 19-Stoddard                  SBMS             B

                     MONTANA
    268      Billings                      CommNET            B
    297      Great Falls                   CommNET            B
    523      MT 1-Lincoln                  CommNET            B
    524      MT 2-Toole                    CommNET            B
    525      MT 3-Phillips               Montana Wire         B
    526      MT 4-Daniels                  CommNET            B
    527      MT 5-Mineral                  CommNET            B
    528      MT 6-Deer Lodge               CommNET            B
    529      MT 7-Fergus                   CommNET            B
    530      MT 8-Beaverhead               CommNET            B
    531      MT 9-Carbon                   CommNET            B
    532      MT 10-Prairie                 CommNET            B

                      NEVADA
     93      Las Vegas                       ATT              A
    171      Reno                            ATT              A
    545      NV 3-Storey                     ATT              A

                  NEW HAMPSHIRE
    133      Manchester                  US Cellular          B
    548      NH 1-Coos                   US Cellular          B
    549      NH 2-Carroll                    SBMS             A

                    NEW JERSEY
    121      Trenton                        BANMS             B

                               Page 5                              CONFIDENTIAL

                                  ATTACHMENT E
                          CELLSTAR AUTHORIZED MARKETS

   MARKET          STATE/CITIES            CARRIER         PRODUCT
   ------    ----------------------    ---------------     -------
                    NEW JERSEY
    134      Atlantic City                  BANMS             B
    228      Vineland                       BANMS             B

                    NEW MEXICO
     86      Albuquerque                    BANMS             A
    285      Las Cruces                     BANMS             A
    285      Las Cruces                      GTE              B
    553      NM 1-San Juan                 CommNET            A
    554      NM 2-Colfax               Plateau Cellular       B
    555      NM 3-Catron                     GTE              B
   556B2     NM 4-Santa Fe             Plateau Cellular       B
    557      NM 5-Grant                      GTE              B
   558B1     NM 6-Lincoln                    GTE              B
   558B2     NM 6-Lincoln              Plateau Cellular       B

                     NEW YORK
     25      Buffalo                         SBMS             A
     34      Rochester                       SBMS             A
     44      Albany                          SBMS             A
     53      Syracuse                        SBMS             A
    115      Utica                           SBMS             A
    562      NY 4-Ithaca                     SBMS             A

                  NORTH CAROLINA
     61      Charlotte                      BANMS             A
    166      Hickory                        BANMS             A
    183      Asheville                   US Cellular          B
    565      NC 1-Cherokee                  BANMS             A
    566      NC 2-Yancey                  Blue Ridge          A
   566B1     NC 2-Yancey                Carolina West         B
   566B3     NC 2-Yancey                 US Cellular          B
    567      NC 3-Ashe                   US Cellular          A
    567      NC 3-Ashe                  Carolina West         B
    568      NC 4-Henderson              US Cellular          B
    569      NC 5-Anson                     BANMS             A
    570      NC 6-Chatham                US Cellular          A
    571      NC 7-Rockingham             US Cellular          A
    572      NC 8-Northhampton           US Cellular          A
    573      NC 9-Camden                 US Cellular          A
    574      NC 10-Harnett               US Cellular          A
    575      NC 11-Hoke                  US Cellular          A
    576      NC 12-Sampson               US Cellular          A
    577      NC 13-Greene                US Cellular          A
    578      NC 14-Pitt                  US Cellular          B

                   NORTH DAKOTA
    298      Bismark                       CommNET            B
    580      ND 1-Divide                   CommNET            B
    581      ND 2-Bottineau                CommNET            B
    583      ND 4-McKenzie                 CommNET            B
    584      ND 5-Kidder                   CommNET            B

                       OHIO
    593      OH 9-Ross                   US Cellular          B

                     OKLAHOMA
     45      Oklahoma City                   SBMS             B
     57      Tulsa                       US Cellular          B
    260      Lawton                      US Cellular          B
    302      Enid                        Dobson Cell          A
    302      Enid                       Enid Cellular         B
    596      OK 1-Cimarron              Panhandle Cell        B
    597      OK 2-Harper                 Dobson Cell          A
    597      OK 2-Harper                 Pioneer Cell         B
   598B1     OK 3-Grant                      SBMS             B
   598B2     OK 3-Grant                  Pioneer Cell         B
    599      OK 4-Nowata                 US Cellular          B
   600B1     OK 5-Roger Mills            Dobson Cell          B
   600B2     OK 5-Roger Mills            Pioneer Cell         B
    601      OK 6-Seminole               US Cellular          A
    601      OK 6-Seminole               Pioneer Cell         B
    602      OK 7-Beckham               Triad Cellular        A


                               Page 6                              CONFIDENTIAL

                                  ATTACHMENT E
                          CELLSTAR AUTHORIZED MARKETS

   MARKET          STATE/CITIES            CARRIER         PRODUCT
   ------    -----------------------     -----------       -------
                     OKLAHOMA
   602B1     OK 7-Beckham                Dobson Cell          B
   602B2     OK 7-Beckham                US Cellular          B
    603      OK 8-Jackson                US Cellular          A
    603      OK 8-Jackson                Texahoma LP          B
    604      OK 9-Garvin                 US Cellular          A
    604      OK 9-Garvin                     SBMS             B
    605      OK 10-Haskell               US Cellular          A

                      OREGON
    229      Medford                     US Cellular          B
    607      OR 2-Hood River             US Cellular          B
    608      OR 3-Umatilla               US Cellular          B
    610      OR 5-Coos                   US Cellular          A
    611      OR 6-Crook                  US Cellular          B

                   PENNSYLVANIA
     4       Philadelphia                   BANMS             B
     13      Pittsburg                      BANMS             B
     58      Allentown                      BANMS             B
    118      Reading                        BANMS             B
    613      PA 2-McKean                    BANMS             B
    617      PA 6-Lawrence                  BANMS             B
    618      PA 7-Jefferson                 BANMS             B
    620      PA 9-Greene                    BANMS             B
   621B2     PA 10-Bedford               US Cellular          B
   622B2     PA 11-Huntington               BANMS             B

                   RHODE ISLAND
     38      Providence                     BANMS             A
     38      Providence                      SNET             B
    624      RI 1-Newport                   BANMS             A
    624      RI 1-Newport                    SNET             B

                  SOUTH CAROLINA
    628      SC 4-Chesterfield           US Cellular          A

                   SOUTH DAKOTA
    267      Sioux Falls                   CommNET            B
    289      Rapid City                    CommNET            B
    634      SD 1-Harding                  CommNET            B
    635      SD 2-Carson                   CommNET            B
    636      SD 3-McPherson                CommNET            B
    637      SD 4-Marshall                   PTI              B
    638      SD 5-Custer                   CommNET            B
    639      SD 6-Harkon                   CommNET            B
    640      SD 7-Sully                    CommNET            B
    641      SD 8-Kingsburg                CommNET            B
    642      SD 9-Hanson                   CommNET            B

                    TENNESSEE
     36      Memphis                         GTE              A
     46      Nashville                       GTE              A
     79      Knoxville                       GTE              A
     79      Knoxville                   US Cellular          B
     85      Tri-Cities                      GTE              A
     88      Chattanooga                     GTE              A
    209      Clarksville                     GTE              A
    643      TN 1-Lake                       GTE              A
    645      TN 3-Macon                      GTE              A
    645      TN 3-Macon                  US Cellular          B
    646      TN 4-Hamblen                US Cellular          B
    647      TN 5-Fayette                    GTE              A
    648      TN 6-Giles                      GTE              A
    649      TN 7-Bledsoe                    GTE              A
   649B2     TN 7-Bledsoe                Bledsoe Tele         B
   649B3     TN 7-Bledsoe                US Cellular          B
    651      TN 9-Maury                      GTE              A

                      TEXAS
     9       Dallas/Ft. Worth                SBMS             B
     10      Houston                         GTE              B
     33      San Antonio                     SBMS             B
     75      Austin                          GTE              B

                               Page 7                              CONFIDENTIAL

                                  ATTACHMENT E
                          CELLSTAR AUTHORIZED MARKETS

   MARKET          STATE/CITIES            CARRIER         PRODUCT
   ------    ----------------------      -----------       -------
                      TEXAS
     81      El Paso                        BANMS             A
     81      El Paso                         GTE              B
    101      Beaumont                        GTE              B
    112      Corpus Christi              US Cellular          A
    112      Corpus Christi                  SBMS             B
    128      Mc Allen/Harlingen            Century            A
    128      Mc Allen/Harlingen              SBMS             B
    161      Lubbock                         SBMS             B
    162      Brownsville                   Century            A
    162      Brownsville                     SBMS             B
    170      Galveston                       GTE              B
    188      Amarillo                      Cell One           A
    188      Amarillo                        SBMS             B
   220A2     Abilene                      Lone Star           A
    220      Abilene                         SBMS             B
    233      Wichita Falls               US Cellular          B
    240      Texarkana                     Century            B
    255      Odessa                          SBMS             B
    281      Laredo                      US Cellular          A
    281      Laredo                          SBMS             B
    287      Bryan                           GTE              B
    292      Sherman/Denison                 SBMS             B
    294      San Angelo                  West Central         B
    295      Midland                         SBMS             B
    300      Victoria                    US Cellular          A
    300      Victoria                        GTE              B
    652      TX 1-Dallas                Triad Cellular        A
    652      TX 1-Dallas                 XIT Cellular         B
    653      TX 2-Hansford              Triad Cellular        A
    653      TX 2-Hansford               Dobson Cell          B
   654B1     TX 3-Parmer                 Poka Lambro          B
   654B2     TX 3-Parmer                 Plateau Cell         B
    655      TX 4-Briscoe               Triad Cellular        A
   655B1     TX 4-Briscoe                Poka Lambro          B
   655B2     TX 4-Briscoe                US Cellular          B
    656      TX 5-Hardeman              Triad Cellular        A
   656B1     TX 5-Hardeman               US Cellular          B
   656B2     TX 5-Hardeman               Brazos Cell          B
   656B3     TX 5-Hardeman               Taylor Tele          B
    657      TX 6-Jack                       SBMS             B
   658B1     TX 7-Fannin                     SBMS             B
   658B3     TX 7-Fannin                 Peoples Cell         B
   658B5     TX 7-Fannin                  Lamar Cell          B
   658B6     TX 7-Fannin                   Century            B
    659      TX 8-Gaines                 Poka Lambro          B
    660      TX 9-Runnels               Lone Star Cell        A
   660B1     TX 9-Runnels                    SBMS             B
   660B2     TX 9-Runnels                 Mid Texas           B
   661B1     TX 10-Navarro                   SBMS             B
   661B3     TX 10-Navarro                   GTE              B
    662      TX 11-Cherokee                  GTE              B
    663      TX 12-Hudspeth                  ENMR             B
    664      TX 13-Reeves                    ENMR             B
    665      TX 14-Loving                    ENMR             B
    666      TX 15-Concho               Five Star Cell        B
    667      TX 16-Burleson                  GTE              B
    668      TX 17-Newton                    GTE              B
    669      TX 18-Edwards               US Cellular          A
    669      TX 18-Edwards                   SBMS             B
    670      TX 19-Atascosa              US Cellular          A
    670      TX 19-Atascosa                  SBMS             B
    671      TX 20-Wilson                US Cellular          A
   671B1     TX 20-Wilson                    SBMS             B
   671B2     TX 20-Wilson                La Ward Cell         B
    672      TX 21-Chambers                  GTE              B


                                                   CONFIDENTIAL

                                 ATTACHMENT E
                          CELLSTAR AUTHORIZED MARKETS


   MARKET          STATE/CITIES            CARRIER         PRODUCT
------------------------------------------------------------------
                       UTAH
    675      UT 3 - Juab                Triad Cellular        A
    675      UT 3 - Juab                   CommNET            B
    676      UT 4 - Beaver              Triad Cellular        A
    676      UT 4 - Beaver                 CommNET            B
    677      UT 5 - Carbon                 CommNET            B
    678      UT 6 - Piute               Triad Cellular        A
    678      UT 6 - Piute                  CommNET            B

                     VERMONT
    248      Burlington                    Atlantic           A
    679      VT 1 - Franklin               Atlantic           A
    680      VT 2 - Addison                Atlantic           A

                     VIRGINIA
     43      Norfolk                         GTE              B
     59      Richmond                        GTE              B
    104      Newport News                    GTE              B
    157      Roanoke                     US Cellular          A
    157      Roanoke                         GTE              B
    203      Lynchburg                   US Cellular          A
    235      Petersberg                      GTE              B
    256      Charlottesville             US Cellular          A
    262      Danville                        GTE              A
    681      VA 1 - Lee                     BANMS             A
    682      VA 2 - Tazewell             US Cellular          A
    683      VA 3 - Giles              Blue Ridge Cell        A
    683      VA 3 - Giles                    GTE              B
    684      VA 4 - Bedford              US Cellular          A
    684      VA 4 - Bedford                  GTE              B
    685      VA 5 - Bath                 US Cellular          A
    685      VA 5 - Bath                     GTE              B
    686      VA 6 - Highland          Virginia Cellular       A
    686      VA 6 - Highland             CFW Cellular         B
    687      VA 7 - Buckingham           US Cellular          A
    687      VA 7 - Buckingham               GTE              B
    688      VA 8 - Amelia                   GTE              B
    689      VA 9 - Greensville              GTE              B
    691      VA 11 - Madison                 GTE              B
    692      VA 12 - Caroline                GTE              B

                    WASHINGTON
    191      Yakima                      US Cellular          B
    214      Richland                    US Cellular          B
    696      WA 4 - Grays Harbor         US Cellular          A
    697      WA 5 - Kittitas             US Cellular          B
    698      WA 6 - Pacific              US Cellular          B
    699      WA 7 - Skamania               Columbia           A
    699      WA 7 - Skamania             US Cellular          B

                  WEST VIRGINIA
    703      WV 3 - Monongalia           US Cellular          B
    704      WV 4 - Grant                US Cellular          B
    705      WV 5 - Tucker               US Cellular          B
    707      WV 7 - Raleigh                Highland           A
    707      WV 7 - Raleigh              US Cellular          B

                    WISCONSIN
     21      Milwaukee                   US Cellular          A
    113      Madison                     US Cellular          A
    125      Appleton                    US Cellular          A
    125      Appleton                        PTI              B
    186      Green Bay                   US Cellular          A
    189      Racine                      US Cellular          A
    216      Janesville                  US Cellular          A
    232      Eau Claire                      PTI              B
    244      Kenosha                     US Cellular          A
    263      Wausau                      US Cellular          B
    277      Sheboygan                   US Cellular          A
    290      Lacrosse                    US Cellular          A
    290      Lacrosse                      Century            B
    708      WI 1 - Burnett                  PTI              B



                                                    CONFIDENTIAL

                                  ATTACHMENT E
                          CELLSTAR AUTHORIZED MARKETS

MARKET  STATE/CITIES       CARRIER   PRODUCT  MARKET  STATE/CITIES  CARRIER  PRODUCT
------  ---------------  ----------- -------  ------  ------------  -------  -------
709     WI 2-Bayfield        PTI        B
712     WI 5-Pierce      US Cellular    A
713     WI 6-Trempeleau  US Cellular    A
713     WI 6-Trempeleau      PTI        B
714     WI 7-Wood        US Cellular    A
714     WI 7-Wood            PTI        B
715     WI 8-Vernon      US Cellular    A
716     WI 9-Columbia    US Cellular    A
716     WI 9-Columbia        PTI        B
717     WI 10-Door       US Cellular    A

718     WY 1-Park          CommNET      B
719     WY 2-Sheridan      CommNET      B
720     WY 3-Lincoln       CommNET      A

                                                                   CONFIDENTIAL
                                    Page 10

                                 CELLSTAR LTD.
                                  ATTACHMENT F
                              ACCESSORIES PROGRAM



The following terms apply to Buyer's purchase of Accessories:

     1. The attached Exhibit A sets forth the Accessories and the applicable prices. Notwithstanding any other provision of the Agreement, Seller may modify Exhibit A in any way at any time, including deleting or substituting Accessories, by delivering or mailing a copy of such modification(s) to Buyer, to be effective on the date therein stated.

     2. The following provisions of the Agreement apply to the Accessories as if they were Products, subject to the noted modifications:

         (a) The cover page, except: Accessories are not considered in determining the number of cellular subscriber units purchased, and Attachment A is not applicable to Accessories.

         (b)   Attachment B, Paragraphs 4, 5, 8 (a) only,  and 10 through 15.

         (c) Attachment C, Paragraphs 2 through 5, 6 ( except that the Limited Warranty for Accessories is attached to this Attachment F as Exhibit B, which is subject to revision as provided in Paragraph 6), 7 through 11, 12(b), and 13 through 19.

     3. Except as listed in Paragraph 2 above, the provisions of the Agreement do not apply to the Accessories.

     4.        The following provisions also apply to the Accessories:

     (a) Buyer agrees to exercise reasonable commercial efforts to purchase a minimum of [REDACTED] of Accessories (net of any returns) from Seller under the Agreement during the period January 1, 1997 to December 31, 1997. Buyer has set the following quarterly goals for such purchases:

                     Q1               $   [REDACTED]
                     Q2               $   [REDACTED]
                     Q3               $   [REDACTED]
                     Q4               $   [REDACTED]

     (b) For each calendar quarter stated in paragraph 4(a), if Buyer has purchased (including taking delivery) a minimum of [REDACTED] (net of any returns) of Accessories during such quarter, then Seller will, within 60 days









Distributor                Business Confidential Proprietary            Rev. 6.4
                                Do Not Copy or Reproduce                Page F-1

---------------------
"[REDACTED]" indicates confidential portions omitted and filed separately with the Commission.

                                 CELLSTAR LTD.
                                  ATTACHMENT F
                              ACCESSORIES PROGRAM


after the end of such quarter, credit Buyer's account [REDACTED] of the amount paid by Buyer for such Accessories purchased during such quarter.

     (c) If, after the end of each calendar month, Buyer substantiates to Seller (in a form reasonably satisfactory to Seller) that at least [REDACTED] of the dollar volume of its sales of aftermarket accessories for Motorola cellular phones during that month were sales of Accessories Buyer purchased from Seller under the Agreement, then Seller will, within 30 days after such substantiation, credit Buyer's account [REDACTED] of the total dollar volume of Accessories purchased by Buyer from Seller (including taking delivery and net of returns) during that month. If after December 31, 1996 Buyer substantiates a level of at least [REDACTED] instead of [REDACTED], then Seller will credit Buyer's account an additional [REDACTED] of the total dollar volume purchased from the Seller.

     (d) Seller will provide Buyer the following stock balancing options on Accessories:

               (i) Any Accessories returned within 60 days will be accepted by Seller, provided that (i) Seller is notified of the return request within 60 days of the invoice date, (ii) Buyer submits an offsetting order for Accessories of equal or greater value, and (iii) such offsetting order is received by Seller within 20 days of Seller's return authorization.

                     Example: Accessory return value equals $100,000. New order to be placed for $100,000.

               (ii) Any Accessories returned within 90 days will be accepted by Seller, provided that (i) Seller is notified of the return request within 90 days of the invoice date, (ii) Buyer submits an offsetting order for Accessories of twice the value or greater, and (iii) such offsetting order is received by Seller within 20 days of Seller's return authorization.

                     Example: Accessory return value equals $100,000. New order to be placed for $200,000.


Exhibits included:

         Exhibit A:  Accessories and Prices
         Exhibit B:  Limited Warranty for Accessories





Distributor                Business Confidential Proprietary            Rev. 6.4
                                Do Not Copy or Reproduce                Page F-2


---------------------
"[REDACTED]" indicates confidential portions omitted and filed separately with the Commission.

                                                                      EXHIBIT A


                              PLATINUM PRICE PAGES

                                   MARCH 1997



PERSONAL PHONE ACCESSORIES
--------------------------

CHARGERS & ADAPTERS

                                                                                     PLATINUM
PART #         PKG. #         DESCRIPTION                                             PRICE
------         ------         -----------                                            --------
S1754          99332          INTELLICHARGE XT DESKTOP CHARGER KIT                   [REDACTED]
S6335          99591          OVERNIGHT DESKTOP CHARGER KIT
SKN4380                       TBS EXTENSION CABLE
SLN9231        99333          DC CAR CHARGER
SLN9347                       REPLACEMENT CHARGER BASE FOR S1754
SLN9700        99416          OVERNIGHT TRAVEL CHARGER
SLN9739        99401          ULTRA SAVER (ORIGINAL)
SLN9933        99457          ULTRA SAVER II (ELITE)
SPN2071        99456          INTELLICHARGE E-P DESKTOP CHARGER KIT
SPN4029                       REPLCMNT TRANSFORMER S1754
SPN4139        99491          OVERNIGHT AC CHARGER TRANSFORMER
SPN4226                       AC ELITE POWER SUPPLY/CHARGER TRANSFORMER
SPN4216                       REPLACEMENT CHARGER  BASE  FOR  SPN2071
SPN218         99466          COMPACT RAPID E-P CHARGER
SPN4321                       REPLACEMENT CHARGER BASE FOR S6335
SPN4324                       SINGLE POCKET  E-P  DESKT0P  CHARGER  KIT
SPN4340                       REPLACEMENT TRANSFORMER FOR S6335
SPN4353                       OVERNIGHT AC TRANSFORMER POWER SUPPLY
SPN4434                       POPULOUS AC STANDARD CHARGER
SPN4469        99606          POPULOUS ULTRA SAVER



CARRY CASES


PART #         PKG #          DESCRIPTION
-------        -----          -----------
SLN6047        99412          OPEN-FACE CASE FOR MICROTAC 550/ALPHA PHONES
SLN6048        99413          OPEN-FACE CASE FOR MICROTAC LITE/ULTRA LITE PHONES
SLN6651                       LEATHER POUCH FOR MICROTAC ELITE PHONES
SLN6652                       VINYL POUCH FOR  MICROTAC  ELITE  PHONES
SLN8499                       VINYL POUCH FOR MICROTAC/POCKET PHONES
SLN8500                       LEATHER POUCH FOR MICROTAC/POCKET PHONES
SYN4236        99473          OPEN-FACE CASE FOR MICROTAC ELITE PHONES
SYN4634        99557          PURSE PAK CARRY CASE - BLACK
SYN4635        99558          PURSE PAK CARRY CASE - BROWN
SYN5212        99566          OPEN-FACE CASE FOR CONTOUR/COURIER PHONES
SYN5214        99564          OPEN-FACE CASE FOR MICROTAC 650/PIPER PHONES
SYN5215        99565          OPEN-FACE CASE FOR LITE II/XL PHONES
SYN5654        99582          OPEN-FACE CASE FOR TELETAC/POCKET PHONES

---------------
"[REDACTED]" indicates confidential portions omitted and filed separately with the Commission.

                              PLATINUM PRICE PAGES
                                   MARCH 1997




LITHIUM ION BATTERIES

PART #      PKG #     DESCRIPTION                                        PRICE

SNN4554     99500     LI ION SLIM BATTERY BLACK                        [REDACTED]
SNN4555     99470     LI ION SLIM BATTERY CHARCOAL
SNN4556     99554     LI ION SLIM BATTERY STEEL
SNN4557     99472     LI ION SLIM BATTERY SLATE

SNN4697     99552     LI ION SLIM EXTRA CAPACITY BATTERY BLACK
SNN4698     99553     LI ION SLIM EXTRA CAPACITY BATTERY CHARCOAL
SNN4699     99554     LI ION SLIM EXTRA CAPACITY BATTERY STEEL
SNN4700     99556     LI ION SLIM EXTRA CAPACITY BATTERY SLATE

SNN4458     99499     LI ION EXTRA CAPACITY BATTERY BLACK
SNN4459     99467     LI ION EXTRA CAPACITY BATTERY CHARCOAL
SNN4460     99468     LI ION EXTRA CAPACITY BATTERY STEEL
SNN4479     99469     LI ION EXTRA CAPACITY BATTERY SLATE

NICKEL METAL HYDRIDE BATTERIES

PART #      PKG #     DESCRIPTION
SNN4887     99583     BELT CLIP NIMH SLIM BATTERY BLACK
SNN4888     99584     BELT CLIP NIMH SLIM BATTERY CHARCOAL
SNN4889     99585     BELT CLIP NIMH SLIM BATTERY STEEL
SNN4890     99586     BELT CLIP NIMH SLIM BATTERY SLATE

SNN4239     99449     NIMH SLIM BATTERY BLACK
SNN4238     99429     NIMH SLIM BATTERY CHARCOAL
SNN4241     99430     NIMH SLIM BATTERY STEEL
SNN4336     99450     NIMH SLIM BATTERY SLATE

SNN4836     99587     NIMH STANDARD SLIM BATTERY BLACK
SNN4834     99588     NIMH STANDARD SLIM BATTERY CHARCOAL
SNN4835     99589     NIMH STANDARD SLIM BATTERY STEEL
SNN4837     99590     NIMH STANDARD SLIM BATTERY SLATE

SNN4310     99442     NIMH SLIM EXTRA CAPACITY BATTERY BLACK
SNN4309     99432     NIMH SLIM EXTRA CAPACITY BATTERY CHARCOAL
SNN4312     99433     NIMH SLIM EXTRA CAPACITY BATTERY STEEL
SNN4488     99563     NIMH SLIM EXTRA CAPACITY BATTERY SLATE

SNN4204               NIMH STANDARD BATTERY BLACK
SNN4203               NIMH STANDARD BATTERY CHARCOAL
SNN4206               NIMH STANDARD BATTERY STEEL

SNN4259     99443     NIMH EXTRA CAPACITY BATTERY BLACK
SNN4258     99435     NIMH EXTRA CAPACITY BATTERY CHARCOAL
SNN4261     99436     NIMH EXTRA CAPACITY BATTERY STEEL
SNN4378     99451     NIMH EXTRA CAPACITY BATTERY SLATE

SNN4934     99605     POPULOUS NIMH BATTERY



MARCH '97                  Prepared by Motorola, Inc.                     Page 2

---------------
"[REDACTED]" indicates confidential portions omitted and filed separately with the Commission.

                              PLATINUM PRICE PAGES
                                   MARCH 1997

NICKEL CADMIUM BATTERIES

PART #    PKG #     DESCRIPTION                                  PRICE
------    -----     -----------                                  -----
SNN4564   99548     BELT CLIP SLIM BATTERY BLACK                 [REDACTED]
SNN4565   99549     BELT CLIP SLIM BATTERY CHARCOAL
SNN4566   99550     BELT CLIP SLIM BATTERY STEEL
SNN4567   99551     BELT CLIP SLIM BATTERY SLATE

SNN4132             SLIM BATTERY BLACK
SNN4131   99311     SLIM BATTERY CHARCOAL
SNN4147   99313     SLIM BATTERY STEEL
SNN4492   99559     SLIM BATTERY SLATE

SNN4102   99326     SLIM EXTRA CAPACITY BATTERY BLACK
SNN4104             SLIM EXTRA CAPACITY BATTERY CHARCOAL
SNN4148             SLIM EXTRA CAPACITY BATTERY STEEL
SNN4217   99560     SLIM EXTRA CAPACITY BATTERY SLATE

SNN4027   99327     STANDARD BATTERY BLACK
SNN4019             STANDARD BATTERY CHARCOAL
SNN4149             STANDARD BATTERY STEEL
SNN4491   99561     STANDARD BATTERY SLATE

SNN4058             EXTRA CAPACITY BATTERY BLACK
SNN4057   99314     EXTRA CAPACITY BATTERY CHARCOAL
SNN4150   99316     EXTRA CAPACITY BATTERY STEEL
SNN4474             EXTRA CAPACITY BATTERY SLATE

SNN4933   99604     POPULOUS NICD BATTERY


ALKALINE BATTERIES

PART #    PKG #     DESCRIPTION
------    -----     -----------
99322               ALKALINE BLACK
99323               ALKALINE CHARCOAL
99324               ALKALINE STEEL GRAY


CONTOUR/COURIER NICAD BATTERIES

PART #    PKG #     DESCRIPTION
------    -----     -----------
SNN4263             NICD CONTOUR/COURIER BATTERY - CHARCOAL
SNN4324             NICD CONTOUR/COURIER BATTERY - BLACK
SNN4487             NICD CONTOUR/COURIER BATTERY - STEEL


MARCH '97                 Prepared by Motorola, Inc.                     Page 3

----------

"[REDACTED]" indicates confidential portions omitted and filed separately with the Commission.

                             PLATINUM PRICE PAGES
                                  MARCH 1997

KITS AND PAKS
-------------

SMART PAK
---------
                                                                                                                 PLATINUM
  PART #          PKG #        DESCRIPTION                                                                         PRICE
  ------          -----        -----------                                                                       --------
99613                          SMART PAK (Standard Slim Liion & Single Pocket EP charger) BLACK                 [REDACTED]
99614                          SMART PAK (Standard Slim Liion & Single Pocket EP charger) CHARCOAL
99615                          SMART PAK (Standard Slim Liion & Single Pocket EP charger) STEEL
99616                          SMART PAK (Standard Slim Liion & Single Pocket EP charger) SLATE

99612                          SMART PAK XT (Extra Capacity Liion & Single Pocket EP charger) BLACK
99609                          SMART PAK XT (Extra Capacity Liion & Single Pocket EP charger) CHARCOAL
99610                          SMART PAK XT (Extra Capacity Liion & Single Pocket EP charger) STEEL
99611                          SMART PAK XT (Extra Capacity Liion & Single Pocket EP charger) SLATE

ESSENTIALS


  PART #          PKG #        DESCRIPTION
  ------          -----        -----------
99608                          ESSENTIALS (SLN9739 Ultra Saver & SYN5654 TeleTAC Case)


STARTER KITS (ULTRA SAVER, BATTERY, LEATHER CASE)

550/ALPHA

  PART #          PKG #        DESCRIPTION
  ------          -----        -----------
99404                          STARTER KIT: MICROTAC 550/ALPHA-CHARCOAL EXTRA CAPACITY NICD
99406                          STARTER KIT: MICROTAC 550/ALPHA-STEEL EXTRA CAPACITY NICD

99483                          STARTER KIT: MICROTAC 550/Alpha w/SLIM NICD BATTERY-CHARCOAL
99484                          STARTER KIT: MICROTAC 550/Alpha w/SLIM NICD BATTERY-STEEL
99485                          STARTER KIT: MICROTAC 550/Alpha w/SLIM NICD BATTERY-SLATE

99501                          STARTER KIT: MICROTAC 550/Alpha w/SLIM NIMH BATTERY-CHARCOAL
99502                          STARTER KIT: MICROTAC 550/Alpha w/SLIM NIMH BATTERY-STEEL
99503                          STARTER KIT: MICROTAC 550/Alpha w/SLIM NIMH BATTERY-SLATE


LITE/ULTRA LITE
---------------

99410                           STARTER KIT: MICROTAC LITE/ULTRA LITE - EXTRA CAPACITY NICD - CHARCOAL
99411                           STARTER KIT: MICROTAC LITE/ULTRA LITE - EXTRA CAPACITY NICD - STEEL

99486                           STARTER KIT: MICROTAC LITE/ULTRA w/ SLIM NICD BATTERY - CHARCOAL
99487                           STARTER KIT: MICROTAC LITE/ULTRA w/ SLIM NICD BATTERY - STEEL
99488                           STARTER KIT: MICROTAC LITE/ULTRA w/ SLIM NICD BATTERY - SLATE

99504                           STARTER KIT: MICROTAC LITE/ULTRA w/ SLIM NIMH BATTERY - CHARCOAL
99505                           STARTER KIT: MICROTAC LITE/ULTRA w/ SLIM NIMH BATTERY - STEEL
99506                           STARTER KIT: MICROTAC LITE/ULTRA w/ SLIM NIMH BATTERY - SLATE

650/PIPER
---------

99567                           STARTER KIT: MICROTAC 650/PIPER - EXTRA CAPACITY NICD - CHARCOAL
99568                           STARTER KIT: MICROTAC 650/PIPER - EXTRA CAPACITY NICD - STEEL
99569                           STARTER KIT: MICROTAC 650/PIPER - EXTRA CAPACITY NICD - SLATE

99592                           STARTER KIT: MICROTAC 650/PIPER w/ SLIM NICD BATTERY - CHARCOAL
99593                           STARTER KIT: MICROTAC 650/PIPER w/ SLIM NICD BATTERY - STEEL
99594                           STARTER KIT: MICROTAC 650/PIPER w/ SLIM NICD BATTERY - SLATE

99595                           STARTER KIT: MICROTAC 650/PIPER w/ SLIM NIMH BATTERY - CHARCOAL
99596                           STARTER KIT: MICROTAC 650/PIPER w/ SLIM NIMH BATTERY - STEEL
99597                           STARTER KIT: MICROTAC 650/PIPER w/ SLIM NIMH BATTERY - SLATE

LITE II/LITE XL
---------------

99570                           STARTER KIT: MICROTAC LITE II/LITE XL - EXTRA CAPCITY NICD - CHARCOAL
99571                           STARTER KIT: MICROTAC LITE II/LITE XL - EXTRA CAPACITY NICD - STEEL
99572                           STARTER KIT: MICROTAC LITE II/LITE XL - EXTRA CAPACITY NICD - SLATE

99598                           STARTER KIT: MICROTAC LITE II/LITE XL w/ SLIM NICD BATTERY - CHARCOAL
99599                           STARTER KIT: MICROTAC LITE II/LITE XL w/ SLIM NICD BATTERY - STEEL
99600                           STARTER KIT: MICROTAC LITE II/LITE XL w/ SLIM NICD BATTERY - SLATE

99601                           STARTER KIT: MICROTAC LITE II/LITE XL w/ SLIM NIMH BATTERY - CHARCOAL
99602                           STARTER KIT: MICROTAC LITE II/LITE XL w/ SLIM NIMH BATTERY - STEEL
99603                           STARTER KIT: MICROTAC LITE II/LITE XL w/ SLIM NIMH BATTERY - SLATE


MARCH 97                                                                PAGE 4


----------
"[REDACTED]" indicates confidential portions omitted and filed separately with the Commission.

                              PLATINUM PRICE PAGES
                                   MARCH 1997



VEHICLE KITS

PART #      PKG #     DESCRIPTION                                                PLATINUM
                                                                                  PRICE

HANDSFREE SYSTEMS

SYN5377   99580*    ZERO INSTALL PRODUCT 1000 - HANDSFREE SYSTEM                [REDACTED]
SLN3835             ZERO INSTALL PRODUCT 1000 WITH PHONE GRIP
SYN4937   99465     MICROTAC ELITE HEADSET ACCESSORY
S1757               MICROTAC HANDS-FREE ADAPTER W/ANTENNA
S1757     T70BA     MICROTAC HANDS-FREE ADAPTER W/O ANTENNA
S4223               ELITE/PROFILE 700/UL TIMA HANDS-FREE ADAPTER W/ANTENNA

          *AVAILABLE IN PACKAGING 3RD WEEK OF MARCH

3 WATT SYSTEMS

S4143     3 - WATT VEHICULAR ADAPTER (AMPS)
S4144     3 - WATT VEHICULAR ADPATER (NAMPS)
S4226     ELITE 3 - WATT VEHICULAR ADAPTER KIT (AMPS)
S4292     ELITE 3 - WATT VEHICULAR ADAPTER KIT (NAMPS)
S5093     3-WATT VEHICLE SYSTEM: ELITE/ULTIMA PHONES
S5415     3-WATT VEHICLE SYSTEM: MICROTAC

MISC.

S1758       MICROTAC VEHICULAR CHARGER/HOLDER
S4224       MICROTAC - ELITE: HANDS-FREE/3-WATT VA (2.9) ADAPTER KIT
S4225       MICROTAC - ELITE: 3 WATT (2.5) VEHICULAR ADAPTER KIT (AMPS)
S4227       MICROTAC - ELITE: EXTENDED SYSTEM (J2) ADAPTER KIT
S4422       MICROTAC - ELITE: 3 WATTS (2.5) VEHICULAR ADAPTER KIT (NAMPS)
SAF4080     WINDOW MOUNT 5 DB ANTENNA
SCN4044     PASSIVE HANDSET
SKN4291     COIL CORD CABLLE
SKN4347     VEHICULAR CHARGER CABLE
SKN4370     FUSE KIT (POWER CABLE) SERIES I/II COMPATIBLE
SKN4372     CHARGER CABLE EXTENDED SYSTEM
SKN4467     DATA CONTROL CABLE (5 METERS)
SKN4597     POWER/CONTROL CABLE
SKN4636     ACCESSORY COIL CORD CABLE
SKN4734     MOUNTING HARDWARE
SKN4774     5 METER RF CABLE
SKN4775     BOOSTER CABLE
SKN4802     COIL CORD WITH CAP FILTER CABLE
SKN4803     COIL CORD WITH CAP FILTER CABLE FOR MICROTAC ELITE/ULTIMA PHONES
SLN3400     ULTRA SAVER/MICROTAC PASSIVE HOLDER KIT
SLN3482     MICROTAC VEHICLE CRADLE
SLN3506     MICROTAC ELITE/ULTIMA VEHICLE CRADLE
SLN3569     8.5 VOLT REGULATOR
SLN5216     ACCESSORY MOUNTING POST
SLN5316     MANUAL VEHICULAR ADAPTOR
SLN5898     POCKET/FLIP PHONE CRADLE
SLN6780     8 VOLT REGULATOR
SLN6966     MICROTAC ELITE CRADLE ADAPTOR
SLN9583     SERIES IV PHONE HANG-UP CUP ASSEMBLY
SMN4031     MICROPHONE
SMN4083     MICROPHONE
SPN2012     JUNCTION BOX WITH POWER CABLE
SPN4253     MICROTAC CHARGER HOLDER
SSN4005     MOLEX DVSP SPEAKER
SYN4637     PASSIVE HOLDER - MICROTAC
SYN4638     PASSIVE HOLDER - ELITE/ULTIMA
TMN6162     MICROPHONE
TRN5502     MOUNTING HARDWARE


----------

"[REDACTED]" indicates confidential portions omitted and filed separately with the Commission.

                             PLATINUM PRICE PAGES
                                  MARCH 1997


DATA ACCESSORIES
                                                                                                      NEW
MONTANA 33.6
                                                                                                    PLATINUM

Part#     Pkg #     Description                                                                       PRICE
S5615    99621*     MONTANA 33.6 MODEM KIT FOR MICROTAC                                             [REDACTED]
S6202    99622*     MONTANA 33.6 MODEM KIT FOR ELITE/PROFILE 700/ULTIMA

         * RETAIL PACKAGE AVAILABLE END OF MARCH


MARINER 33.6

S5616    99618*     MARINER 33.6 MODEM KIT FOR MICROTAC
S6204    99619*     MARINER 33.6 MODEM KIT FOR ELITE/PROFILE 700/ULTIMA

         * RETAIL PACKAGE AVAILABLE END OF MARCH


MONTANA/MARINER CABLES

SKN4826             MICROTAC DIRECT CONNECT CABLE
SKN4827             ELITE/PROFILE 700/ULTIMA DIRECT CONNECT CABLE


MISC. DATA ACCESSORIES

S3027               MICROTAC CELLULAR CONNECTION
S4229               MICROTAC ELITE CELLULAR CONNECTION
SKN4567             MICROTAC DATA CABLE FOR CELLULAR CONNECTION
SKN4581             COMPAQ/MICROTAC CELLULAR CONNECTION CABLE
SKN4635             MICROTAC ELITE CELLULAR CONNECTION CABLE
SKN4681             PCMCIA CABLE FOR MICROTAC ELITE 14.4
SKN4682             POCKET MODEM CABLE FOR MICROTAC ELITE 14.4
SKN4685             COMPAQ CABLE FOR MICROTAC ELITE
SLN3232             MICROTAC INTERFACE BOX
SLN9729             MICROTAC DESKTOP STAND





MARCH '97                 Prepared by Motorola, Inc.                     Page 6

----------

"[REDACTED]" indicates confidential portions omitted and filed separately with the Commission.

                                                                 EXHIBIT B


                                    MOTOROLA
                                LIMITED WARRANTY

MOTOROLA, INC. (Motorola) warrants this Motorola cellular accessory against defects in material and workmanship under normal use for ONE YEAR from the date of original retail purchase. This warranty extends to the original retail purchaser only and is not transferrable. Motorola, at its option, will at no charge either repair the accessory (with new or reconditioned parts) or replace the accessory or refund the purchase price of the accessory during the warranty period. Repaired/replacement accessories are warranted for either ninety days or the remainder of the original warranty period, whichever is longer. All replaced items become Motorola's property. This warranty does not cover defects or damage resulting from abnormal use, misuse, mishandling, neglect, accident or tampering.

You can obtain warranty service through your original place of purchase in most cases. Or you can obtain warranty service by returning the accessory directly to Motorola. In either case, you must return the accessory with transportation prepaid and provide proof that the accessory is within the warranty period (for example, a dated purchase receipt). For more information, including about returning an accessory to Motorola, please call the Motorola Cellular Information Center toll-free at 1-800-331-6456 in the USA.

THIS IS THE COMPLETE WARRANTY FOR THE ACCESSORY BY MOTOROLA AND SETS FORTH YOUR EXCLUSIVE REMEDIES. THIS WARRANTY IS GIVEN IN LIEU OF ALL OTHER EXPRESS WARRANTIES. IMPLIED WARRANTIES, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, ARE LIMITED TO THE DURATION OF THIS LIMITED WARRANTY. IN NO EVENT SHALL MOTOROLA BE LIABLE FOR DAMAGES IN EXCESS OF THE PURCHASE PRICE OF THE ACCESSORY OR FOR ANY INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THE USE OR INABILITY TO USE SUCH ACCESSORY, TO THE FULL EXTENT SUCH MAY BE DISCLAIMED BY LAW.

Some states do not allow the exclusion or limitation of incidental or consequential damages, or limitations on how long an implied warranty lasts, so the above limitations or exclusions may not apply to you. This warranty gives you specific legal rights, and you may also have other rights which vary from state to state.

                    This warranty is valid only in the USA.

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